                                                              SEMI-ANNUAL REPORT
                                                        ------------------------
                                                              February 28, 1997

     NEUBERGER&BERMAN
     EQUITY FUNDS-Registered Trademark-

Neuberger&Berman
     FOCUS FUND

Neuberger&Berman
     GENESIS FUND

Neuberger&Berman
     GUARDIAN FUND

Neuberger&Berman
     INTERNATIONAL FUND

Neuberger&Berman
     MANHATTAN FUND

Neuberger&Berman
     PARTNERS FUND

Neuberger&Berman
     SOCIALLY RESPONSIVE FUND

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                   4

    PERFORMANCE HIGHLIGHTS              5

    PORTFOLIO COMMENTARY
Focus Fund                              6
Genesis Fund                            8
Guardian Fund                          11
International Fund                     14
Manhattan Fund                         16
Partners Fund                          19
Socially Responsive Fund               21

    FINANCIAL STATEMENTS               24

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Fund                             35
Genesis Fund                           36
Guardian Fund                          37
International Fund                     38
Manhattan Fund                         39
Partners Fund                          40
Socially Responsive Fund               41

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                        45
Genesis Portfolio                      47
Guardian Portfolio                     50
International Portfolio                54
Manhattan Portfolio                    60
Partners Portfolio                     62
Socially Responsive Portfolio          65

    FINANCIAL STATEMENTS               70

    FINANCIAL HIGHLIGHTS               85

    DIRECTORY                          89

    OFFICERS AND TRUSTEES              90

CHAIRMAN'S LETTER                                                 April 11, 1997

Dear Fellow Shareholder:
  During the six months ended February 28, 1997, we witnessed one of the most explosive rallies in stock market history with the Dow Jones Industrial Average and Standard & Poor's 500 Index gaining 23.82% and 22.60%, respectively. High multiple blue chip stocks (particularly branded consumer goods companies), continued to lead the market parade. Not left out of the rally were technology, financial services, and health care stocks, which rebounded as well, helping our funds achieve solid gains.
  With the Dow and S&P "500" near record levels and equities valuations well above historic norms, we are comforted by our conviction that our portfolios are comprised of high quality companies trading at reasonable fundamental valuations relative to the market and their long term growth prospects. We have a talented and experienced group of analysts and portfolio managers who, in keeping with our firm's heritage, focus primarily on value.
  If the economy continues to provide low inflation, relatively low interest rates and reasonable corporate earnings, stocks can continue to progress. We believe well managed, financially sound companies in out-of-favor industries will participate more fully in a market advance. We have faith investors will ultimately see the folly in chasing a relative handful of blue-chip growth stocks simply because they are going up in price. Sooner or later, money will gravitate to equally high-quality companies selling at much more reasonable fundamental valuations.
  Whatever the market holds in store for us over the next six months and beyond, we will continue to do what we have always done -- focus on quality and value -- the two most important ingredients in the recipe for long term investment success.

Sincerely,
/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Funds

PERFORMANCE HIGHLIGHTS

                                                                         FOR PERIODS
                                                                        ENDED 3/31/97
                                                                ------------------------------
                                                    SIX MONTH
                                                      PERIOD         AVERAGE ANNUAL TOTAL
NEUBERGER&BERMAN                        INCEPTION     ENDED               RETURNS(1)
EQUITY FUNDS                               DATE     2/28/97(1)   1 YR       5 YR        10 YR
----------------------------------------------------------------------------------------------
FOCUS FUND(2)                            10/19/55    +22.01%    +13.20%    +17.17%     +13.03%
GUARDIAN FUND                             6/1/50     +20.29%    +14.36%    +15.88%     +13.31%
MANHATTAN FUND                          3/1/79(3)    +20.49%     +6.72%    +13.72%     +10.85%
PARTNERS FUND                           1/20/75(3)   +23.56%    +18.92%    +17.53%     +13.22%
SOCIALLY RESPONSIVE FUND(4)              3/16/94     +15.42%    +11.42%    +15.71%(5)    N/A
S&P "500"(6)                               N/A       +22.60%    +19.79%    +16.39%     +13.33%
GENESIS FUND(4)                          9/27/88     +11.93%    +18.48%    +13.87%     +13.87%(5)
RUSSELL 2000(6)                            N/A        +8.79%     +5.08%    +12.78%       N/A
INTERNATIONAL FUND(4)                    6/15/94     +17.14%    +22.07%    +12.43%(5)    N/A
EAFE-REGISTERED TRADEMARK- INDEX(6)        N/A        +2.44%     +1.75%      N/A         N/A

1) Includes reinvestment of all dividends and capital gain distributions. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.
2) Prior to November 1, 1991, the investment policies of Neuberger&Berman Focus Fund-Registered Trademark- required that it invest a substantial portion of its assets in the energy field.
3) These dates reflect when Neuberger&Berman Management
   Inc.-Registered Trademark- first became investment adviser to these Funds.
4) Neuberger&Berman Management Inc. voluntarily bears certain operating expenses that exceed, in the aggregate, 1.50% of average daily net assets per annum for Neuberger&Berman Socially Responsive Fund-Registered Trademark- and 1.70% of average daily net assets per annum for Neuberger&Berman International Fund-Registered Trademark-, until December 31, 1997. Neuberger&Berman Management Inc. has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio-SM- and indirectly by Neuberger&Berman Genesis Fund-Registered Trademark- to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such arrangements, the average annual total returns for Socially Responsive Fund and Genesis Fund would have been less, and the average annual total returns for International Fund for the periods stated would have been +17.11%, +21.96% and +12.12%, respectively.
5) From inception.
6) The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $13 million. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus. The
   EAFE-Registered Trademark- Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions. The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios invest in many securities not included in any of the above-described indices.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Fund

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN EMPLOY A SECTOR-SPECIFIC APPROACH TO MANAGING THE PORTFOLIO. FIRST, THEY IDENTIFY SIX ECONOMIC
   SECTORS (OUT OF A POSSIBLE 13) THEY BELIEVE TO BE MOST UNDERVALUED. THEY
   THEN FOCUS ON WELL MANAGED, FINANCIALLY SOUND INDUSTRY LEADERS IN EACH
   CHOSEN ECONOMIC SECTOR. THE PORTFOLIO MANAGEMENT TEAM FAVORS COMPANIES
   WITH ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL TRADING AT BELOW
   MARKET AVERAGE PRICE/ EARNINGS MULTIPLES.
  For the six months ended February 28, 1997, the fund returned 22.01% in line with the Standard & Poor's 500 Index's 22.60% gain (see page 5 for the average annual total returns, as of March 31, 1997).
  Over the last six months, our substantial commitment to financial stocks (37.6% of the portfolio at the close of the first half of fiscal 1997) was particularly productive, with bank, insurance, credit and finance company holdings returning 39% on average. Technology investments, subdivided into electronics companies and computer and office equipment companies (13.8% of the portfolio at the close of the first half of fiscal 1997) gained 28% and 37%, respectively. Media and entertainment were among our worst performing groups, with our holdings down 6.2% over the period.
  Despite the group's stellar performance, we believe selected financial stocks remain fundamentally undervalued. Travelers Group and Capital One Financial, still trade at well below market average price/earnings multiples. Why are these stocks still cheap? Conventional wisdom seems to be that rising interest rates will hurt earnings. We believe that concern has been overblown and that top quality financial companies can continue to increase earnings even if interest rates trend modestly higher. The managements of many financial companies seem to agree that their stocks are still under-valued, as is evidenced by ongoing share repurchase activity.
  We continue to favor selected technology companies like Compaq Computer and Seagate Technology. Compaq's product line is selling

----------------------------------------------------------------------
          Focus Fund (Cont'd)
well, manufacturing costs are lower, and its product mix is more profitable. In our view, Seagate is well positioned in the highest growth segment of the computer disk drive market. Prices have firmed, costs have been reduced and sales volume has risen. Disciplined value investors like ourselves periodically get the opportunity to buy high-quality technology companies at below market average multiples. When we do, we add these securities to our portfolio.
  Value investing demands patience. For example, take Exide Corp., the world's largest manufacturer of automotive, marine and specialty batteries. Exide is focused on improving profitability in Europe where it is one of the market leaders. Weather patterns can cause sharp swings in the demand for batteries. Severely cold weather provokes high levels of battery failures, while unusually mild winters or cool summers depress demand.
  Exide's sales and earnings have been weak in recent periods, due to mild weather conditions in Europe and restructuring charges. However, we are encouraged by the improved gross margins seen in the first nine months of fiscal year 1997 (started March 1996), and we will carefully monitor whether this trend continues in the future.
  In the first half of fiscal 1997, our value discipline once again rewarded shareholders. We remain committed to the investment strategy -- buying great companies when they are opportunistically priced -- that has been responsible for the fund's superior long-term performance record.

The composition, industries and holdings of the portfolio are subject to change. Focus Fund's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

While the value-oriented approach is intended to limit risks, the portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Fund

   PORTFOLIO MANAGER JUDITH VALE FOCUSES ON "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, SHE IS BETTER ABLE TO
   IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH PROMISING GROWTH POTENTIAL.
   WE HAVE FOUND THAT THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING CAN TRANSLATE INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.
  For the six months ended February 28, 1997, the fund returned 11.93% versus the Russell 2000 Index's 8.79% advance (see page 5 for the average annual total returns, as of March 31, 1997).
  A big part of our strategy over the last six months has been to limit the portfolio's exposure to cyclical companies, which generally depend on a rapidly expanding economy to grow sales and earnings. Although the cyclicals are fundamentally attractive, they can perform poorly during periods of economic uncertainty. Instead, we focused on contra-cyclical industries (industries that have their own cycles largely independent of the main business cycle); "Steady Eddie" companies that do not depend on broad-based economic momentum to grow earnings; and special situations we believe can buck economic and industry trends.
  Our best performing contra-cyclical investments were aerospace component manufacturers and oil and gas exploration and service companies. Both industries are recovering from deep and lengthy down-cycles, which eliminated competition and reduced capacity. Demand is now strong, and there is tremendous pricing flexibility, which has the potential to expand margins and accelerate earnings.
  After a lengthy recession in the aerospace industry, some signs indicate that we are currently in the relatively early stages of what, in our view, could be an enormous commercial aerospace boom fueled by the rapid expansion of airline fleets here and abroad. As small-cap investors, we can't own Boeing, but we can buy small component manufacturers that supply parts to this giant and its arch-rival Airbus. One of our

----------------------------------------------------------------------
          Genesis Fund (Cont'd)
current favorites is Thiokol, which is best known for supplying rocket boosters for the space shuttle, but, through its Huck fasteners business and 49% ownership of Howmet Casting, is also a major supplier to commercial aerospace companies. In our opinion, Thiokol's market position is not adequately reflected in its stock price.
  Due to higher energy prices (as we write, West Texas Crude Oil was priced at around $20.50 per barrel, up from $17.50 from the summer of 1995 and well above the $13.00 per barrel low reached in the 1980's) and new technology that reduces costs, the economics of drilling for oil and natural gas have improved dramatically in the last eighteen months. We expect the economics to remain favorable even if energy prices decline modestly over the next several years. This could result in rising earnings for exploration companies and drilling equipment and service suppliers. We hit a few gushers over the last six months, with Offshore Logistics, Dreco Energy, and Pride Petroleum all making our top performing stock list.
  We hit some dry holes as well. For example, DH Technology, a specialty printer company, ran into inventory problems at the customer level that hurt earnings.
  AptarGroup, a company that makes specialty packaging for the food and pharmaceutical industries, is a good example of our "Steady Eddie" investment strategy. Aptar has had an above market average earnings growth rate. More importantly, because it serves the food and drug industries, earnings have not been dependent on broad-based economic momentum. The market is rewarding large-cap brand-name consumer goods and drug companies with price/earnings multiples well above annual earnings growth rates. We believe little AptarGroup is much more reasonably priced.
  We are proud to have delivered good absolute and relative returns in what has been a challenging small-cap stock market. By avoiding the

----------------------------------------------------------------------
          Genesis Fund (Cont'd)
high priced glamour stocks and focusing on real fundamental values in the small-cap stock universe, we are confident that we have served our shareholder well.

The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus.

The composition, industries and holdings of the portfolio are subject to change. Genesis Fund's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Fund

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN FOCUS ON "FIRST RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT-OF-FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICE/EARNINGS MULTIPLES RELATIVE TO THE MARKET AND THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN WHAT THEY BELIEVE ARE HIGH-QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO TAKE CONSISTENT ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVERREACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six months ended February 28, 1997, the fund advanced 20.29% versus the Standard & Poor's 500 Index's 22.60% return (see page 5 for the average annual total returns, as of March 31, 1997).
  Over this six-month period, the portfolio's concentration in banking, insurance, credit and finance stocks, including real estate investment trusts, (collectively, 31.5% at the close of the first half of fiscal 1997) generated average returns of approximately 37.0%. Technology investments (our second largest group weighting at 16.8%) also contributed to performance with electronics company holdings gaining 48.9% and computer and office equipment stocks returning 31.6%. Our automotive and auto parts holdings modestly under-performed the market. Returns from our health care investments were mixed.
  As is evidenced by their heavy weighting in the portfolio, we continue to like selected financial stocks. Wall Street seems to believe rising interest rates will disrupt financial companies' earnings progress. That may not be the case. We think financial stocks like CITICORP, Travelers Group, Fannie Mae, and Merrill Lynch, to name just a few of our holdings, have the capacity to grow earnings at an above market average pace, even if interest rates move modestly higher. The stocks still trade at well below market average multiples. That is our definition of value.
  One doesn't generally associate technology stocks with value investing. However, the technology group's volatility actually lends itself to our discipline of buying first rate companies at discounted multiples. In

----------------------------------------------------------------------
          Guardian Fund (Cont'd)
mid-summer 1996, tech stocks got hit hard. The market's overreaction to some modest earnings disappointments gave us the opportunity to buy some seemingly great companies quite cheaply. Seagate Technology, an example of this, was one of our best performing stocks over the past six months. In our view, Seagate is well positioned in the highest growth segment of the computer disk drive market. Prices have firmed, costs have been reduced and sales volume has risen. We had the opportunity to purchase shares at what we viewed as bargain prices. We continually monitor the valuations of all the industry groups and individual stocks in our research universe. When technology stocks are out of favor, we consider adding them to the portfolio.
  The media and entertainment and energy groups (collectively, about 8.6% of our portfolio) under-performed over the reporting period. Most of our media and entertainment holdings reported relatively good free cash flow growth -- the best barometer of progress in these businesses -- but it was largely overlooked by investors fixated on net earnings growth. In addition, we think investors have overreacted to energy prices retreating from their 1996 highs. Going forward, we believe energy prices will stabilize around current levels, and energy company earnings could then trend higher.
  Fertilizer company IMC Global and specialty chemical producer Cabot Corp. were among our poorer performing stocks over the last six months as both recorded major earnings disappointments. A weather-induced late start to the planting season hurt IMC's sales and earnings. However, in our judgment, low worldwide grain inventories may indicate better times ahead for the fertilizer industry. Cabot was burdened by weak demand for its core carbon black product and high expenses associated with new specialty chemical product development. Short-term earnings may continue to disappoint. In the longer term, however, the company's recently expanded share repurchase program will leverage returns.
  With the sale of its property-casualty unit and its acquisition of U.S. Healthcare, we believe Aetna (currently our fourth largest holding) has

----------------------------------------------------------------------
          Guardian Fund (Cont'd)
transformed itself from a relatively slow-growth insurance company to a dominant player in the faster-growing managed health care business. Aetna's goal is now to extend U.S. Healthcare's base from small companies to large corporate customers. The stock has done well, but still trades at a multiple discount to the market.
  In the first half of fiscal 1997, value stocks performed much better than a year ago. However, the market is still favoring high multiple blue-chip growth companies. We don't know how long this will last or when the speculative excesses will be wrung out of the market. We are confident that our portfolio is comprised of quality companies trading at very reasonable fundamental valuations.

The composition, industries and holdings of the portfolio are subject to change. Guardian Fund's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          International Fund

   PORTFOLIO MANAGER FELIX ROVELLI TAKES A VALUE APPROACH TO THE
   INTERNATIONAL EQUITIES MARKETS. AFTER ANALYZING THE POLITICAL, SOCIAL, ECONOMIC, AND STOCK MARKET ENVIRONMENTS OF COUNTRIES AROUND THE GLOBE, HE SELECTS THOSE INTERNATIONAL INVESTMENT ARENAS HE BELIEVES OFFER THE BEST FUNDAMENTAL VALUES. THE STOCK SELECTION PROCESS IS RESEARCH-INTENSIVE AND FEATURES FREQUENT MEETINGS WITH CORPORATE MANAGEMENTS AND THEIR
   COMPETITORS IN ADDITION TO THE ANALYSIS OF INCOME STATEMENTS AND BALANCE SHEETS. THE GOAL IS TO LOOK BEYOND "THE NUMBERS" TO FIND THOSE
   INTERNATIONAL COMPANIES WITH THE BEST LONG-TERM INVESTMENT PROSPECTS.
  During the six months ended February 28, 1997, the fund returned 17.14% compared to the benchmark EAFE-Registered Trademark- Index's 2.44% gain (see page 5 for the average annual returns, as of March 31, 1997).
  Our over-weighting in the strong Scandinavian markets (approximately 19% of the portfolio compared to about 4% for the EAFE-Registered Trademark- Index) and under-weighting in the weak Japanese market (about 7% versus
EAFE-Registered Trademark-'s 40%) helped us achieve favorable relative returns. Our allocation in other developed European markets (an additional 38% of the portfolio) was productive as these markets generated percentage gains in the mid to high teens over the last six months. The portfolio's 14% position in Pacific Rim markets, excluding Japan, proved somewhat disappointing with strong gains in Hong Kong largely offset by flat to negative returns in other emerging markets in the region.
  Favorable country allocation was not solely responsible for the fund's excellent performance this fiscal half. Quantitative analysis reveals approximately half the fund's gain in the period could be attributed to our value-oriented stock selection. For example, the prices of two of our best performing stocks, Datacraft Asia and Fuji Photo, more than doubled in relatively uninspiring stock markets. Of course, we did make some mistakes. The strong Italian lira restrained earnings for export driven Fila Holding ADR and SAES Getters ADR, two of our worst performing stocks. Also, the deteriorating political/economic/stock market climate in Thailand hurt our investment in Thai Farmers Bank.

----------------------------------------------------------------------
          International Fund (Cont'd)

  We are not currently considering any major changes in the portfolio's country allocation. Looking ahead, with investment bargains becoming more difficult to find in the Scandinavian and other developed European markets, we anticipate that we may be devoting a little more attention to emerging markets in the Pacific Rim, Latin America, and Eastern Europe.
  Our recent investment in Hong Kong's Vanda Systems & Communications Holdings demonstrates the kind of values we are seeking. Vanda provides information processing software and systems for banks in the Pacific Rim including China. In our opinion, it is one of the best positioned players in what we see as an excellent growth industry as banks throughout the region modernize their antiquated information processing systems. Vanda Systems, which we believe is a financially sound, well managed company trading at a price/earnings multiple well below its annual earnings growth rate, is our kind of investment opportunity.
  We are pleased with the results we were able to achieve in the first half of fiscal 1997 and remain confident our value oriented approach to international equities has served our shareholders well.

The composition, industries and holdings of the portfolio are subject to change. International Fund's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuation.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Fund

   PORTFOLIO MANAGER MARK GOLDSTEIN EMPLOYS A "GROWTH AT A REASONABLE PRICE"
   (GARP) APPROACH TO THE EQUITIES MARKET. HE SEEKS WELL-MANAGED COMPANIES WITH STRONG BALANCE SHEETS, CONSISTENT EARNINGS GROWTH RECORDS, ABOVE-AVERAGE RETURNS ON EQUITY, HIGH FREE CASH FLOW, AND MOST IMPORTANTLY, REASONABLE FUNDAMENTAL VALUATIONS. BY SHUNNING "HIGH FLYING" WALL STREET FAVORITES, HE ATTEMPTS TO AVOID ONE OF THE MOST COMMON AND COSTLY INVESTMENT ERRORS -- PAYING TOO MUCH FOR GOOD COMPANIES.

  For the six months ended February 28, 1997, the fund returned 20.49% compared to the Standard & Poor's 500 Index's 22.60% gain (see page 5 for the average annual total returns, as of March 31, 1997).
  During the first half of fiscal 1997, value re-asserted itself. Our portfolio's over-weighting in the financial services and technology industries paid off handsomely. Returns from our investments in retailers and communications companies were less productive.
  Our positions in bank stocks like CITICORP and Wells Fargo had a very positive impact on performance, but the real stars of our show were credit card companies like MBNA and Capital One Financial. We took the opportunity to sell some shares of these stocks to take advantage of their price appreciation. We still believe, however, some of these stocks offer a good value. Why are credit card companies so under-loved? Rising consumer debt and credit card delinquency rates have spooked investors. This is a problem, but, in our opinion, not nearly as big a one as most investors perceive. Revenues have been growing rapidly. Despite heated competition, there has been enough pricing flexibility in the industry to maintain attractive profit margins. Capital One Financial and MBNA are still trading at below market average price/earnings multiples. Ironically, even though most credit card companies were originally sold by or spun-off from bank holding companies, strong free cash flows could make some of them attractive acquisition candidates for banks looking to add cash-generating subsidiaries, as is apparently the case in Banc One's pending acquisition of First USA at 20 times earnings.

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)

  We have had some disappointments. Poor performance from stocks like Nu-Kote Holding, Coventry, and a handful of others was a direct result of unanticipated earnings shortfalls. Other underperformers like cellular telephone giant Airtouch Communications actually posted relatively good results, but sold off due to concern over prospects for future competition from Personal Communications Services (PCS) operators. We think the market is vastly underestimating the value of Airtouch's extensive foreign operations via partnerships with cellular operators in Germany, Italy, Spain and elsewhere. We believe Airtouch's international operations alone are worth two-thirds of its current stock price and the whole company is trading at about half its true value.
  Recently, we've taken a bite of Lone Star Steakhouse & Saloon, a restaurant chain that has been growing rapidly. We like what's been on the menu, notably 25% profit margins, among the highest in the industry, and about a 40% cash return on investment. Lone Star currently has 205 outlets and plans to expand this number by 20% annually over the next few years. The stock is trading at a price/earnings multiple well below its annual earnings growth rate.
  We have also bought Merrill Lynch, one of the great names in the financial services industry. In our view, Merrill already has what the Morgan Stanley/Dean Witter combination is hoping to create -- a dominant global franchise in the brokerage and asset management businesses. The demographics are in Merrill's favor with the baby boomers in the early stages of their prime earnings/savings/investment years. Over 50% of Merrill's compensation expense, always the largest cost component in this business, is incentive oriented. We believe this is simply a terrific organization in a historically good long-term growth industry, yet it trades at a significant multiple discount to the market.

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)

  We are pleased with the fund's performance over the last six months, particularly in view of the fact that it was achieved without stretching our guiding philosophy of growth at a reasonable price. We believe by sticking to our fundamental discipline, we can continue to deliver favorable risk adjusted returns.

The composition, industries and holdings of the portfolio are subject to change. Manhattan Fund's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Fund

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN
   ANGELS" -- STOCKS OF GROWING COMPANIES THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN, RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THEIR GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six months ended February 28, 1997, the fund returned 23.56% compared to the Standard & Poor's 500 Index's 22.60% gain (see page 5 for the average annual total returns, as of March 31, 1997).
  We build the portfolio from the ground up, stock by stock, but generally end up over-weighting several industry groups that we believe offer attractive fundamental values. Over the last six months, our focus on the banking, insurance, and technology industries has helped us achieve strong absolute and relative returns. We have been penalized by our limited exposure to drug stocks, a group we like, but one in which we couldn't find many true fundamental bargains.
  Going forward, we continue to favor selected bank stocks. Wells Fargo is a good example. Management has extended the franchise through what, in our opinion, are economically sensible strategic acquisitions. They have found creative low cost methods, including the Internet, to attract new customers. The company has moved to penetrate the small business market in a very targeted fashion. Free cash flow has grown, and management has been using this cash to buy back stock. Despite the stock's excellent performance, Wells Fargo still trades at a significant discount to our appraisal of its economic value.
  We also would like to highlight Capital One Financial. Capital One is one of the largest issuers of Visa and Mastercard credit cards. Despite its solid earnings performance and a history of consistently high return on equity, we believe Capital One still trades below the market average

----------------------------------------------------------------------
          Partners Fund (Cont'd)
price/earnings multiple. Credit cards have continued to gain share as a percentage of personal consumption expenditures, leading to what we perceive as favorable industry growth trends. Furthermore, the company's conservative credit line policy, which includes low average credit lines and balances, should keep charge-offs below industry averages.
  On the other side of the ledger, our investments in deep cyclical industries, such as steel and non-ferrous metals underperfomed the rest of the portfolio. The industries were hurt as investors had anticipated a slowing economy.
  In order to buy quality companies at bargain prices, value managers like ourselves often have to buy during periods of real or perceived crisis. Our goal is to analyze a company's problems to see if there is light at the end of the tunnel. For instance, we recently bought McDonald's. McDonald's stock has been under a lot of pressure due to slower growth in its domestic restaurant business. However, internationally McDonald's has boomed. It is one of the most recognized brand names in the world and international expansion has been the real growth engine for the company -- a factor overlooked by the market.
  The portfolio's strong performance in the first half of fiscal 1997 reaffirms our faith in the value discipline. We are confident that buying great companies when they are cheap will continue to reward our shareholders.

The composition, industries and holdings of the portfolio are subject to change. Partners Fund's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Fund

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD IS GOOD BUSINESS AND
   HAS THE POTENTIAL TO PRODUCE SOLID INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES (PARTICULARLY FOR WOMEN AND MINORITIES); THOSE THAT ARE GOOD CORPORATE CITIZENS; AND THOSE THAT ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. BUT,
   SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD
   INVESTMENT. TRUE TO NEUBERGER&BERMAN'S VALUE-ORIENTED INVESTMENT
   PHILOSOPHY, SHE FIRST DETERMINES WHETHER PORTFOLIO CANDIDATES MEET FUNDAMENTAL VALUES. HER AIM IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND HER SHAREHOLDERS.
  For the six months ended February 28, 1997, the fund returned 15.42% compared to the Standard & Poor's 500 Index's 22.60% gain (see page 5 for the average annual returns, as of March 31, 1997).
  During the first half of fiscal 1997, our investments in the banking, insurance, technology, and specialty chemical industries worked quite well. We believe our portfolio holdings in these groups continue to represent solid fundamental values. Investments in the telecommunications and energy sectors did not perform up to our expectations. Pending further clarification of competitive issues in the telecommunications industry, we have pared our holdings. Despite this year's decline in oil and natural gas prices, we believe selected energy stocks have excellent earnings and appreciation potential.
  In our opinion, banks and insurance companies are no longer as interest rate sensitive as many investors perceive. We don't believe the bank stocks in our portfolio need lower interest rates to improve earnings and cash flows. Banks like CITICORP, National City, Mercantile, and CoreStates have the capacity to post the kind of fundamental progress that can change investors' perceptions. In addition, we think that even with the good gains of the last six months, insurance companies like Chubb, Equitable and ReliaStar remain good values relative to their peer group and the broad market. Our social screens revealed that these companies have positive aspects about them as well. ReliaStar has a goal of donating 2% of pre-tax earnings to charity. CoreStates has

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)
excellent work-family programs, including on-site childcare. And Chubb has a superb diversity record, with females representing 50% of officials and managers.
  Despite poor relative performance over the last few months, we remain fully committed to energy stocks like Louisiana Land & Exploration, Noble Affiliates, and Tidewater. The decline in oil prices did not surprise us. In fact, we thought that oil's $24 per barrel price was unsustainable. We are not in the price collapse camp either, believing the supply projections for non-OPEC producers are dramatically over-estimated. If oil and natural gas prices stabilize around current levels, earnings from the group could trend higher. This appears to be a classic case of the stock market over-reacting to a little bad news.
  We are currently seeking to take advantage of the sell-off of some high-quality companies in the retail industry. Wal-Mart Stores which has been a truly great company from the growth perspective, drifted down into the value range as earnings momentum investors abandoned the stock due to lower annual earnings growth projections. We were delighted to put it in our shopping basket at what we see as a bargain price. We are also proud to own stock in a firm that has been applauded for its employee relations and workplace policies and which offers cash profit sharing at virtually all levels, including part-time personnel.

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)

  We enjoy the challenge of earning good returns from investments in companies that are responsive to society and their employees needs. By so doing, we hope to reward our collective consciences and our shareholders.

The composition, industries and holdings of the portfolio are subject to change. Socially Responsive Fund's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                        FOCUS           GENESIS          GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                 FUND             FUND             FUND
                                                    ------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $    1,231,605   $     375,054    $   5,777,779
      Deferred organization costs (Note A)                      --              --               --
      Receivable for Trust shares sold                       1,458           4,395           13,146
                                                    ------------------------------------------------
                                                         1,233,063         379,449        5,790,925
                                                    ------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                        976             712            3,554
      Payable to administrator -- net (Note B)                 249              74            1,172
      Accrued expenses                                         251             106            1,086
                                                    ------------------------------------------------
                                                             1,476             892            5,812
                                                    ------------------------------------------------
NET ASSETS at value                                 $    1,231,587   $     378,557    $   5,785,113
                                                    ------------------------------------------------

NET ASSETS consist of:
      Par value                                     $           37   $          31    $         213
      Paid-in capital in excess of par value               720,470         303,156        3,886,016
      Accumulated undistributed net investment
        income (loss)                                          532            (214)           4,872
      Accumulated net realized gains on investment         109,758           2,000          199,085
      Net unrealized appreciation in value of
        investment                                         400,790          73,584        1,694,927
                                                    ------------------------------------------------
NET ASSETS at value                                 $    1,231,587   $     378,557    $   5,785,113
                                                    ------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         37,349          31,397          213,325
                                                    ------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $32.97          $12.06           $27.12
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

                                                                                                          SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS        RESPONSIVE
                                                         FUND             FUND             FUND             FUND
                                                    -----------------------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      91,362    $     538,433    $   2,413,597    $      47,861
      Deferred organization costs (Note A)                     46               --               --               32
      Receivable for Trust shares sold                        503              701           23,443              180
                                                    -----------------------------------------------------------------
                                                           91,911          539,134        2,437,040           48,073
                                                    -----------------------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                       469            4,669            1,100                8
      Payable to administrator -- net (Note B)                  8              110              482               35
      Accrued expenses                                         44              258              398               52
                                                    -----------------------------------------------------------------
                                                              521            5,037            1,980               95
                                                    -----------------------------------------------------------------
NET ASSETS at value                                 $      91,390    $     534,097    $   2,435,060    $      47,978
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
      Par value                                     $           7    $          42    $          92    $           3
      Paid-in capital in excess of par value               74,225          371,357        1,803,608           40,673
      Accumulated undistributed net investment
        income (loss)                                        (575)          (1,054)           1,429                2
      Accumulated net realized gains on investment            785           43,083          115,834               17
      Net unrealized appreciation in value of
        investment                                         16,948          120,669          514,097            7,283
                                                    -----------------------------------------------------------------
NET ASSETS at value                                 $      91,390    $     534,097    $   2,435,060    $      47,978
                                                    -----------------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         6,561           42,383           91,760            3,084
                                                    -----------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $13.93           $12.60           $26.54           $15.56
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                       FOCUS         GENESIS        GUARDIAN
(000'S OMITTED)                                         FUND           FUND           FUND
                                                    ------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $      6,387   $     1,448    $    36,805
                                                    ------------------------------------------
    Expenses:
      Administration fee (Note B)                          1,504           358          6,998
      Amortization of deferred organization and
        initial offering expenses (Note A)                    --            --             --
      Auditing fees                                            4             4              4
      Custodian fees                                           5             5              5
      Legal fees                                              14            14             14
      Registration and filing fees                            29            43            159
      Reimbursement of expenses assumed by
        administrator (Note B)                                --            --             --
      Shareholder reports                                     83            36            349
      Shareholder servicing agent fees (Note B)              265           110          1,693
      Trustees' fees and expenses                              7             3             28
      Miscellaneous                                            8             2             32
      Expenses from corresponding Portfolio (Notes
        A & B)                                             3,081         1,087         12,329
                                                    ------------------------------------------
        Total expenses                                     5,000         1,662         21,611
      Deduct -- expenses reimbursed by
        administrator (Note B)                                --            --             --
                                                    ------------------------------------------
        Total net expenses                                 5,000         1,662         21,611
                                                    ------------------------------------------
        Net investment income (loss)                       1,387          (214)        15,194
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities           110,960         2,415        204,353
    Net realized loss on option contracts written           (608)           --         (2,329)
    Net realized loss on financial futures
      contracts                                               --            --             --
    Net realized gain on foreign currency
      transactions                                            --            --             --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                         116,801        23,910        768,195
    Change in net unrealized depreciation of
      financial futures contracts                             --            --             --
                                                    ------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                             227,153        26,325        970,219
                                                    ------------------------------------------
        Net increase in net assets resulting from
          operations                                $    228,540   $    26,111    $   985,413
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

                                                                                                         SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS       RESPONSIVE
                                                        FUND             FUND              FUND            FUND
                                                    ----------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $       334      $       1,623     $     15,799    $        358
                                                    ----------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                            90                694            2,786              52
      Amortization of deferred organization and
        initial offering expenses (Note A)                   10                 --               --               8
      Auditing fees                                           4                  5                4               2
      Custodian fees                                          5                  5                5               5
      Legal fees                                             23                 14               14              15
      Registration and filing fees                           26                 37               73              33
      Reimbursement of expenses assumed by
        administrator (Note B)                               --                 --               --              25
      Shareholder reports                                     9                 70              153               9
      Shareholder servicing agent fees (Note B)              22                256              432              23
      Trustees' fees and expenses                             3                  5               12               1
      Miscellaneous                                           1                 10               13               1
      Expenses from corresponding Portfolio (Notes
        A & B)                                              423              1,581            5,261             128
                                                    ----------------------------------------------------------------
        Total expenses                                      616              2,677            8,753             302
      Deduct -- expenses reimbursed by
        administrator (Note B)                              (23)                --               --              --
                                                    ----------------------------------------------------------------
        Total net expenses                                  593              2,677            8,753             302
                                                    ----------------------------------------------------------------
        Net investment income (loss)                       (259)            (1,054)           7,046              56
                                                    ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities            1,102             60,614          142,861             218
    Net realized loss on option contracts written            --                 --               --              --
    Net realized loss on financial futures
      contracts                                            (107)                --               --              --
    Net realized gain on foreign currency
      transactions                                          158                 --               --              --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                         10,509             40,584          293,866           5,304
    Change in net unrealized depreciation of
      financial futures contracts                          (205)                --               --              --
                                                    ----------------------------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                             11,457            101,198          436,727           5,522
                                                    ----------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $    11,198      $     100,144     $    443,773    $      5,578
                                                    ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                   FOCUS FUND                     GENESIS FUND
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1997         August 31,         1997         August 31,
(000'S OMITTED)                            (UNAUDITED)        1996         (UNAUDITED)        1996
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      1,387    $       7,300   $       (214)   $       (244)
    Net realized gain on investments
      from corresponding Portfolio (Note
      A)                                       110,352           52,014          2,415           4,476
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       116,801          (22,215)        23,910          21,117
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         228,540           37,099         26,111          25,349
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (8,010)          (3,873)            --              --
    Net realized gain on investments           (52,068)         (47,524)        (3,645)         (6,609)
                                          -------------------------------------------------------------
    Total distributions to shareholders        (60,078)         (51,397)        (3,645)         (6,609)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  117,073          349,715        199,664         112,606
    Proceeds from reinvestment of
      dividends and distributions               53,238           44,921          3,333           5,892
    Payments for shares redeemed              (178,566)        (264,997)       (42,285)        (53,380)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                        (8,255)         129,639        160,712          65,118
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          160,207          115,341        183,178          83,858
NET ASSETS:
    Beginning of period                      1,071,380          956,039        195,379         111,521
                                          -------------------------------------------------------------
    End of period                         $  1,231,587    $   1,071,380   $    378,557    $    195,379
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $        532    $       7,155   $       (214)   $         --
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                         3,708           12,148         16,762          10,855
    Issued on reinvestment of dividends
      and distributions                          1,717            1,608            279             628
    Redeemed                                    (5,717)          (9,219)        (3,552)         (5,295)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                 (292)           4,537         13,489           6,188
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                                                                            MANHATTAN
                                                  GUARDIAN FUND                INTERNATIONAL FUND             FUND
                                           Six Months                      Six Months                      Six Months
                                              Ended           Year            Ended           Year            Ended
                                          February 28,        Ended       February 28,        Ended       February 28,
                                              1997         August 31,         1997         August 31,         1997
                                           (UNAUDITED)        1996         (UNAUDITED)        1996         (UNAUDITED)
                                          -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     15,194    $      63,499   $       (259)   $         97    $     (1,054)
    Net realized gain on investments
      from corresponding Portfolio (Note
      A)                                       202,024          283,379          1,153             609          60,614
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       768,195         (119,590)        10,304           3,964          40,584
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         985,413          227,288         11,198           4,670         100,144
                                          -----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (34,751)         (53,306)          (111)           (125)             --
    Net realized gain on investments          (252,628)        (139,952)            --              --         (67,073)
                                          -----------------------------------------------------------------------------
    Total distributions to shareholders       (287,379)        (193,258)          (111)           (125)        (67,073)
                                          -----------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  519,110        1,770,255         41,540          39,066          60,947
    Proceeds from reinvestment of
      dividends and distributions              266,203          175,356             96             106          61,282
    Payments for shares redeemed              (603,403)      (1,021,992)       (18,321)        (13,165)       (137,442)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       181,910          923,619         23,315          26,007         (15,213)
                                          -----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          879,944          957,649         34,402          30,552          17,858
NET ASSETS:
    Beginning of period                      4,905,169        3,947,520         56,988          26,436         516,239
                                          -----------------------------------------------------------------------------
    End of period                         $  5,785,113    $   4,905,169   $     91,390    $     56,988    $    534,097
                                          -----------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $      4,872    $      24,429   $       (575)   $         26    $     (1,054)
                                          -----------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        19,853           74,621          3,168           3,475           4,815
    Issued on reinvestment of dividends
      and distributions                         10,325            7,570              8              10           5,233
    Redeemed                                   (23,137)         (43,128)        (1,399)         (1,172)        (10,895)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                7,041           39,063          1,777           2,313            (847)
                                          -----------------------------------------------------------------------------


                                              Year
                                              Ended
                                           August 31,
                                              1996

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income (loss)          $     (1,623)
    Net realized gain on investments
      from corresponding Portfolio (Note
      A)                                        57,804
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       (70,811)

    Net increase (decrease) in net
      assets resulting from operations         (14,630)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --
    Net realized gain on investments           (43,799)

    Total distributions to shareholders        (43,799)

FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  136,492
    Proceeds from reinvestment of
      dividends and distributions               40,659
    Payments for shares redeemed              (214,451)

    Net increase (decrease) from Trust
      share transactions                       (37,300)

NET INCREASE (DECREASE) IN NET ASSETS          (95,729)
NET ASSETS:
    Beginning of period                        611,968

    End of period                         $    516,239

    Accumulated undistributed net
      investment income (loss) at end of
      period                              $         --

NUMBER OF TRUST SHARES:
    Sold                                        10,683
    Issued on reinvestment of dividends
      and distributions                          3,349
    Redeemed                                   (16,906)

    Net increase (decrease) in shares
      outstanding                               (2,874)


SEE NOTES TO FINANCIAL STATEMENTS

Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                                                    SOCIALLY
                                                  PARTNERS FUND                  RESPONSIVE FUND
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1997         August 31,         1997         August 31,
(000'S OMITTED)                            (UNAUDITED)        1996         (UNAUDITED)        1996
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      7,046    $      16,484   $         56    $         34
    Net realized gain on investments
      from corresponding Portfolio (Note
      A)                                       142,861          232,938            218           1,075
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       293,866          (30,428)         5,304             962
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         443,773          218,994          5,578           2,071
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (17,551)         (13,359)           (82)            (17)
    Net realized gain on investments          (208,212)        (180,347)        (1,152)           (268)
                                          -------------------------------------------------------------
    Total distributions to shareholders       (225,763)        (193,706)        (1,234)           (285)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  365,784          457,620         13,570          25,132
    Proceeds from reinvestment of
      dividends and distributions              214,031          181,772          1,124             254
    Payments for shares redeemed              (234,709)        (356,696)        (3,984)         (2,471)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       345,106          282,696         10,710          22,915
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          563,116          307,984         15,054          24,701
NET ASSETS:
    Beginning of period                      1,871,944        1,563,960         32,924           8,223
                                          -------------------------------------------------------------
    End of period                         $  2,435,060    $   1,871,944   $     47,978    $     32,924
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $      1,429    $      11,934   $          2    $         28
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        13,982           19,230            901           1,843
    Issued on reinvestment of dividends
      and distributions                          8,450            8,210             74              19
    Redeemed                                    (9,052)         (14,990)          (263)           (184)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               13,380           12,450            712           1,678
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Fund ("Focus"), Neuberger&Berman Genesis Fund ("Genesis"), Neuberger&Berman Guardian Fund ("Guardian"), Neuberger&Berman International Fund ("International"), Neuberger&Berman Manhattan Fund ("Manhattan"), Neuberger&Berman Partners Fund ("Partners"), and Neuberger&Berman Socially Responsive Fund ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger& Berman Equity Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (91.96%, 73.41%, 76.56%, 100.00%, 92.66%, 90.01%, and 23.61%, for Focus,
   Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, at February 28, 1997). Another regulated investment company, which has only a single shareholder and is sponsored by Neuberger&Berman Management Incorporated ("Management"), also invests in Neuberger&Berman Socially Responsive Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($15,585 and $758,366 expiring in 2003 and 2004, respectively, for International, determined as of August 31, 1996), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At February 28, 1997, the unamortized balance of such expenses amounted to $45,905 and $31,902, for International and Socially Responsive, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of .26% (.67% for International prior to

November 1, 1995) of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios). The Agreement provides that, if with respect to any fiscal year of each Fund, its total operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") exceed the most restrictive of the expense limitations imposed by securities laws of the states in which such Fund's shares are qualified for sale, the administration fees for that fiscal year will be reduced by the amount of such excess, provided that Management has no obligation to reimburse the Fund for any such expenses that exceed the administration fee. The most restrictive expense limitation applicable during the six months ended February 28, 1997, to which each Fund was subject, was 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets, and 1 1/2% of any additional average daily net assets. No reduction in the administration fee as a result of any state expense limitation was required for the six months ended February 28, 1997. Currently, there are no state limitations applicable to any Fund.
   Management has voluntarily undertaken to reimburse each of International and Socially Responsive for its Operating Expenses which exceed, in the aggregate, 1.70% and 1.50%, respectively, per annum of its average daily net assets (the "Expense Limitation"). Each undertaking is subject to termination by Management after December 31, 1997. For the six months ended February 28, 1997, such excess expenses amounted to $23,428 for International. International and Socially Responsive have each agreed to repay Management through December 31, 1998 and March 14, 1998, respectively, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed the Expense Limitation. For the six months ended February 28, 1997, the reimbursed expenses repaid to Management amounted to $25,365 for Socially Responsive.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $876,

$3,072, $1,238, $731, $826, and $64 for Focus, Genesis, Guardian, International, Partners, and Socially Responsive, respectively, which is less than .01% of each Fund's average daily net assets.
   Each Fund has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Shareholder servicing agent fees, was a reduction of $30,382, $11,832, $100,506, $2,894, $30,895, $47,375,
and $1,732 for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, which is less than .01% of each Fund's average daily net assets.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1997, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                   ADDITIONS        REDUCTIONS
--------------------------------------------------------------------------------
FOCUS                                            $  44,743,701     $ 111,803,708

GENESIS                                            157,328,174         3,637,340

GUARDIAN                                            88,786,098       203,631,496

INTERNATIONAL                                       29,278,940         6,267,780

MANHATTAN                                           21,780,744       101,801,930

PARTNERS                                           183,146,844        87,802,045

SOCIALLY RESPONSIVE                                  9,899,549           647,364

   At February 28, 1997, Neuberger&Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $75,768,000. Gross unrealized appreciation of investments was $19,143,000 and gross unrealized depreciation of investments was $2,369,000, resulting in net unrealized appreciation of $16,774,000, based on cost for U.S. Federal income tax purposes.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Fund(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                      Period from
                                              Six Months                                               October 1,
                                                 Ended                                                    1992
                                             February 28,                                              to August
                                                 1997                 Year Ended August 31,               31,
                                            (UNAUDITED)(2)       1996(2)      1995(2)     1994(2)       1993(2)
                                            ----------------------------------------------------------------------
Net Asset Value, Beginning of Period        $        28.46      $   28.88     $24.42      $24.00      $     19.31
                                            ----------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                              .04            .19        .17         .21              .23
    Net Gains or Losses on Securities
     (both realized and unrealized)                   6.12            .85       5.97        2.16             4.65
                                            ----------------------------------------------------------------------
      Total From Investment Operations                6.16           1.04       6.14        2.37             4.88
                                            ----------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                          (.22)          (.11)      (.20)       (.25)            (.04)
    Distributions (from capital gains)               (1.43)         (1.35)     (1.48)      (1.70)            (.15)
                                            ----------------------------------------------------------------------
      Total Distributions                            (1.65)         (1.46)     (1.68)      (1.95)            (.19)
                                            ----------------------------------------------------------------------
Net Asset Value, End of Period              $        32.97      $   28.46     $28.88      $24.42      $     24.00
                                            ----------------------------------------------------------------------
Total Return(3)                                     +22.01%(4)      +3.70%    +27.47%     +10.35%          +25.39%(4)
                                            ----------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $      1,231.6      $ 1,071.4     $956.0      $643.9      $     573.9
                                            ----------------------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets                                            .86%(5)        .89%       .87%        .85%             .92%(5)
                                            ----------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                                .24%(5)        .69%       .75%        .89%            1.18%(5)
                                            ----------------------------------------------------------------------
    Portfolio Turnover Rate(6)                          --             --         --          --               52%
                                            ----------------------------------------------------------------------


                                            Year Ended
                                          September 30,
                                               1992

Net Asset Value, Beginning of Period      $       18.91

Income From Investment Operations
    Net Investment Income                           .29
    Net Gains or Losses on Securities
     (both realized and unrealized)                2.62

      Total From Investment Operations             2.91

Less Distributions
    Dividends (from net investment
     income)                                       (.31)
    Distributions (from capital gains)            (2.20)

      Total Distributions                         (2.51)

Net Asset Value, End of Period            $       19.31

Total Return(3)                                  +15.51%

Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                            $       439.2

    Ratio of Expenses to Average Net
     Assets                                         .91%

    Ratio of Net Investment Income to
     Average Net Assets                            1.46%

    Portfolio Turnover Rate(6)                       77%


SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                            Period
                                              Six                                            from
                                            Months                                          August
                                             Ended                                          1, 1993
                                            February                                          to
                                            28,                                             August          Year Ended
                                             1997            Year Ended August 31,            31,            July 31,
                                            (UNAUDITED)(2) 1996(2)  1995(2)     1994(2)     1993(2)      1993        1992
                                            -------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.91      $ 9.52      $ 8.27      $ 8.62      $ 8.30      $  7.10     $  6.41
                                            -------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.01)       (.01)         --        (.01)         --          .01        (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)           1.31        1.95        1.56         .42         .32         1.19         .80
                                            -------------------------------------------------------------------------------
      Total From Investment Operations        1.30        1.94        1.56         .41         .32         1.20         .79
                                            -------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    --          --          --        (.01)         --           --        (.01)
    Distributions (from capital gains)        (.15)       (.55)       (.31)       (.75)         --           --        (.09)
                                            -------------------------------------------------------------------------------
      Total Distributions                     (.15)       (.55)       (.31)       (.76)         --           --        (.10)
                                            -------------------------------------------------------------------------------
Net Asset Value, End of Period              $12.06      $10.91      $ 9.52      $ 8.27      $ 8.62      $  8.30     $  7.10
                                            -------------------------------------------------------------------------------
Total Return(3)                             +11.93%(4)  +21.32%     +19.69%      +4.77%      +3.86%(4)   +16.90%     +12.38%
                                            -------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $378.6      $195.4      $111.5      $135.6      $118.5      $ 113.5     $  72.2
                                            -------------------------------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets                                   1.21%(5)(7)   1.28%(7)   1.35%(7)   1.36%       1.51%(5)     1.65%       2.00%(7)
                                            -------------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets             (.15%)(5)(7)   (.18%)(7)   (.16%)(7)   (.20%)   (.08%)(5)     .15%       (.14%)(7)
                                            -------------------------------------------------------------------------------
    Portfolio Turnover Rate(6)                  --          --          --          --          --           54%         23%
                                            -------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS(8)
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                               Six
                                             Months
                                              Ended
                                            February
                                               28,
                                              1997                             Year Ended August 31,
                                            (UNAUDITED)(2)  1996(2)      1995(2)       1994(2)       1993(2)       1992
                                            -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  23.78      $   23.61     $   19.52     $   18.57     $   15.73     $ 14.90
                                            -----------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .07            .31           .27           .24           .30         .29
    Net Gains or Losses on Securities
     (both realized and unrealized)             4.68            .90          4.30          1.41          3.45        1.71
                                            -----------------------------------------------------------------------------
      Total From Investment Operations          4.75           1.21          4.57          1.65          3.75        2.00
                                            -----------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    (.17)          (.28)         (.25)         (.30)         (.25)       (.26)
    Distributions (from capital gains)         (1.24)          (.76)         (.23)         (.40)         (.66)       (.91)
                                            -----------------------------------------------------------------------------
      Total Distributions                      (1.41)         (1.04)         (.48)         (.70)         (.91)      (1.17)
                                            -----------------------------------------------------------------------------
Net Asset Value, End of Period              $  27.12      $   23.78     $   23.61     $   19.52     $   18.57     $ 15.73
                                            -----------------------------------------------------------------------------
Total Return(3)                               +20.29%(4)      +5.27%       +24.06%        +9.12%       +24.43%     +13.88%
                                            -----------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $5,785.1      $ 4,905.2     $ 3,947.5     $ 2,416.5     $ 1,787.0     $ 802.9
                                            -----------------------------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets                                      .80%(5)        .82%          .80%          .80%          .81%        .82%
                                            -----------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                          .56%(5)       1.37%         1.40%         1.36%         2.01%       1.90%
                                            -----------------------------------------------------------------------------
    Portfolio Turnover Rate(6)                    --             --            --            --            27%         41%
                                            -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                Period
                                                                                 from
                                              Six                                June
                                            Months                                15,
                                             Ended                              1994(9)
                                            February                              to
                                            28,             Year Ended          August
                                             1997           August 31,            31,
                                            (UNAUDITED)  1996        1995        1994
                                            -------------------------------------------
Net Asset Value, Beginning of Period        $11.91      $ 10.70     $ 10.46     $10.00
                                            -------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.07)         .01         .06        .01
    Net Gains or Losses on Securities
     (both realized and unrealized)           2.11         1.24         .21        .45
                                            -------------------------------------------
      Total From Investment Operations        2.04         1.25         .27        .46
                                            -------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.02)        (.04)       (.03)        --
                                            -------------------------------------------
Net Asset Value, End of Period              $13.93      $ 11.91     $ 10.70     $10.46
                                            -------------------------------------------
Total Return(3)                             +17.14%(4)   +11.73%      +2.60%     +4.60%(4)
                                            -------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $ 91.4      $  57.0     $  26.4     $  6.2
                                            -------------------------------------------
    Ratio of Expenses to Average Net
     Assets(7)                                1.70%(5)     1.70%       1.70%      1.70%(5)
                                            -------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets(7)          (.74%)(5)     .24%        .73%       .57%(5)
                                            -------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six
                                            Months
                                             Ended
                                            February
                                            28,
                                             1997                        Year Ended August 31,
                                            (UNAUDITED)(2) 1996(2)  1995(2)     1994(2)     1993(2)      1992
                                            -------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.94      $13.27      $11.28      $12.94      $11.59      $ 11.55
                                            -------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.02)       (.04)         --         .02         .02          .06
    Net Gains or Losses on Securities
     (both realized and unrealized)           2.34        (.33)       2.70         .40        3.06          .49
                                            -------------------------------------------------------------------
      Total From Investment Operations        2.32        (.37)       2.70         .42        3.08          .55
                                            -------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    --          --        (.01)       (.02)       (.05)        (.11)
    Distributions (from capital gains)       (1.66)       (.96)       (.70)      (2.06)      (1.68)        (.40)
                                            -------------------------------------------------------------------
      Total Distributions                    (1.66)       (.96)       (.71)      (2.08)      (1.73)        (.51)
                                            -------------------------------------------------------------------
Net Asset Value, End of Period              $12.60      $11.94      $13.27      $11.28      $12.94      $ 11.59
                                            -------------------------------------------------------------------
Total Return(3)                             +20.49%(4)   -2.91%     +26.00%      +3.49%     +27.76%       +4.74%
                                            -------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $534.1      $516.2      $612.0      $510.3      $537.6      $ 400.7
                                            -------------------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets                                   1.00%(5)     .98%        .98%        .96%       1.04%        1.07%
                                            -------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets             (.40%)(5)   (.27%)       .03%        .16%        .20%         .57%
                                            -------------------------------------------------------------------
    Portfolio Turnover Rate(6)                  --          --          --          --          76%(5)       83%
                                            -------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                               Six                                                   Period
                                             Months                                                   from
                                              Ended                                                  July 1,
                                            February                                                  1993          Year
                                               28,                                                  to August       Ended
                                              1997                Year Ended August 31,                31,        June 30,
                                            (UNAUDITED)(2)  1996(2)      1995(2)       1994(2)       1993(2)        1993
                                            -------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  23.88      $   23.72     $   21.32     $   22.46     $  20.98      $   18.96
                                            -------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .08            .22           .17           .10          .02            .16
    Net Gains or Losses on Securities
     (both realized and unrealized)             5.41           2.84          3.94          1.07         1.46           3.84
                                            -------------------------------------------------------------------------------
      Total From Investment Operations          5.49           3.06          4.11          1.17         1.48           4.00
                                            -------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    (.22)          (.20)         (.11)         (.11)          --           (.19)
    Distributions (from capital gains)         (2.61)         (2.70)        (1.60)        (2.20)          --          (1.79)
                                            -------------------------------------------------------------------------------
      Total Distributions                      (2.83)         (2.90)        (1.71)        (2.31)          --          (1.98)
                                            -------------------------------------------------------------------------------
Net Asset Value, End of Period              $  26.54      $   23.88     $   23.72     $   21.32     $  22.46      $   20.98
                                            -------------------------------------------------------------------------------
Total Return(3)                               +23.56%(4)     +13.86%       +21.53%        +5.56%       +7.05%(4)     +21.78%
                                            -------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $2,435.1      $ 1,871.9     $ 1,564.0     $ 1,335.9     $1,185.1      $ 1,085.6
                                            -------------------------------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets                                      .82%(5)        .84%          .83%          .81%         .84%(5)        .86%
                                            -------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                          .66%(5)        .93%          .83%          .48%         .59%(5)        .83%
                                            -------------------------------------------------------------------------------
    Portfolio Turnover Rate(6)                    --             --            --            --            6%            82%
                                            -------------------------------------------------------------------------------


                                           1992

Net Asset Value, Beginning of Period      $ 17.80

Income From Investment Operations
    Net Investment Income                     .23
    Net Gains or Losses on Securities
     (both realized and unrealized)          2.05

      Total From Investment Operations       2.28

Less Distributions
    Dividends (from net investment
     income)                                 (.34)
    Distributions (from capital gains)       (.78)

      Total Distributions                   (1.12)

Net Asset Value, End of Period            $ 18.96

Total Return(3)                            +13.23%

Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                            $ 852.9

    Ratio of Expenses to Average Net
     Assets                                   .86%

    Ratio of Net Investment Income to
     Average Net Assets                      1.23%

    Portfolio Turnover Rate(6)                 97%


SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                Period
                                                                                 from
                                              Six                                March
                                            Months                                16,
                                             Ended                              1994(9)
                                            February                              to
                                            28,             Year Ended          August
                                             1997           August 31,            31,
                                            (UNAUDITED)  1996        1995        1994
                                            -------------------------------------------
Net Asset Value, Beginning of Period        $13.88      $ 11.84     $ 10.07     $10.00
                                            -------------------------------------------
Income From Investment Operations
    Net Investment Income                      .02          .02         .03        .01
    Net Gains or Losses on Securities
     (both realized and unrealized)           2.11         2.35        1.76        .06
                                            -------------------------------------------
      Total From Investment Operations        2.13         2.37        1.79        .07
                                            -------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.03)        (.02)       (.02)        --
    Distributions (from capital gains)        (.42)        (.31)         --         --
                                            -------------------------------------------
      Total Distributions                     (.45)        (.33)       (.02)        --
                                            -------------------------------------------
Net Asset Value, End of Period              $15.56      $ 13.88     $ 11.84     $10.07
                                            -------------------------------------------
Total Return(3)                             +15.42%(4)   +20.19%     +17.82%     +0.70%(4)
                                            -------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $ 48.0      $  32.9     $   8.2     $  2.3
                                            -------------------------------------------
    Ratio of Expenses to Average Net
     Assets(7)                                1.50%(5)     1.50%       1.51%      1.50%(5)
                                            -------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(7)                     .28%(5)      .19%        .36%       .50%(5)
                                            -------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Funds
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Fund.
2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For International and Socially Responsive, total return would have been lower if Management and/or BNP-N&B Global Asset Management L.P. had not reimbursed certain expenses. For Genesis, total return would have been lower if Management had not waived a portion of the management fee.
4) Not annualized.
5) Annualized.
6) Each Fund (except International and Socially Responsive) transferred all of its investment securities into its respective Portfolio on August 2, 1993. After that date each Fund invested only in its corresponding Portfolio, and that Portfolio, rather than the Fund, engaged in securities transactions. Therefore, after that date no Fund had a portfolio turnover rate. Portfolio turnover rates for periods ending after August 2, 1993 are included elsewhere in Neuberger&Berman Focus Portfolio's, Neuberger&Berman Genesis Portfolio's, Neuberger&Berman Guardian Portfolio's, Neuberger&Berman Manhattan Portfolio's, and Neuberger&Berman Partners Portfolio's Financial Highlights.
7) Had Genesis not reimbursed Management, the annualized ratios to average daily net assets would have been:

                                                 Year Ended
                                                  July 31,
                                                    1992
-----------------------------------------------------------
Expenses                                           1.65%
                                                      -----

Net Investment Income                               .21%
                                                      -----

      Had Management not waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio (see Note B of Notes to Financial Statements of the Portfolios) the annualized ratios to average daily net assets would have been:

                                                 Six Months Ended         Year Ended
                                                   February 28,           August 31,
                                                       1997             1996        1995
-----------------------------------------------------------------------------------------
Expenses                                              1.31%               1.38%     1.38%
                                                 ----------------------------------------

Net Investment Income (Loss)                          (.25%)              (.28%)    (.19%)
                                                 ----------------------------------------

      After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                  Six Months                           Period from
                                                    Ended           Year Ended        June 15, 1994
                                                 February 28,       August 31,        to August 31,
INTERNATIONAL                                        1997         1996      1995          1994
---------------------------------------------------------------------------------------------------
Expenses                                            1.77%         2.28%     2.31%        2.50%
                                                 --------------------------------------------------

Net Investment Income (Loss)                        (.81%)        (.34%)     .12%        (.23%)
                                                 --------------------------------------------------

                                                                      Period from
                                                   Year Ended        March 16, 1994
                                                   August 31,        to August 31,
SOCIALLY RESPONSIVE                              1996      1995           1994
-----------------------------------------------------------------------------------
Expenses                                         1.69%     2.50%         2.50%
                                                 ----------------------------------

Net Investment Income (Loss)                      .00%     (.63%)        (.50%)
                                                 ----------------------------------

      Had Socially Responsive not reimbursed Management, the annualized ratios to average daily net assets would have been:

                                                 Six Months Ended
                                                   February 28,
                                                       1997
-----------------------------------------------------------------
Expenses                                              1.37%
                                                            -----

Net Investment Income                                  .41%
                                                            -----

8) Adjusted for a 200% stock dividend effective January 20, 1993.
9) The date investment operations commenced.

                  (This page has been left blank intentionally.)

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CITICORP                                        4.1%
 2.  General Motors                                  3.8%
 3.  Compaq Computer                                 3.6%
 4.  Travelers Group                                 3.3%
 5.  Aetna Inc.                                      3.2%
 6.  Chrysler Corp.                                  3.2%
 7.  Neiman-Marcus Group                             3.1%
 8.  Fannie Mae                                      3.0%
 9.  Wellpoint Health Networks                       2.8%
10.  First USA                                       2.8%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (99.1%)
AUTOMOTIVE (10.5%)
   445,900  Cabot Corp.                     $    10,479
 1,246,000  Chrysler Corp.                       42,208
   723,000  Exide Corp.                          14,189
   880,000  General Motors                       50,930
   675,920  LucasVarity PLC ADR                  22,136
                                            ------------
                                                139,942
                                            ------------
FINANCIAL SERVICES (37.6%)
   472,800  ACE Ltd.                             30,732
   655,000  ADVANTA Corp. Class B                26,282
   365,200  Bank of Boston                       27,527
   735,000  Capital One Financial                29,216
   475,000  CITICORP                             55,456
 1,100,000  Countrywide Credit Industries        32,037
   525,000  Dean Witter, Discover                20,147
   285,000  EXEL Ltd.                            12,576
 1,260,000  Federal Home Loan Mortgage           37,485

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   992,000  Fannie Mae                       $   39,680
   780,500  First USA                            37,952
   232,200  ITT Hartford Group                   17,415
   285,000  Merrill Lynch                        27,360
   495,000  PartnerRe Ltd.                       16,335
   253,800  St. Paul Cos.                        17,131
   820,000  Travelers Group                      43,973
   105,000  Wells Fargo                          31,946
                                            ------------
                                                503,250
                                            ------------
HEALTH CARE (13.9%)
   517,000  Aetna Inc.                           42,846
   390,000  Coventry Corp.                        2,852
   802,000  Foundation Health                    30,276
   590,000  Health Systems International         17,331
   220,000  Mid Atlantic Medical Services         3,245
    25,200  PacifiCare Health Systems
             Class A                              2,016
   183,700  PacifiCare Health Systems
             Class B                             15,385
   691,000  Sierra Health Services               18,225
   326,300  United Healthcare                    16,274
   888,000  Wellpoint Health Networks            38,073
                                            ------------
                                                186,523
                                            ------------
HEAVY INDUSTRY (10.4%)
 1,030,000  AGCO Corp.                           29,226
   230,700  Cleveland-Cliffs                      9,920
   640,000  DT Industries                        18,880 (2)
   450,100  Harnischfeger Industries             19,748
   367,200  IMC Global                           12,806
 1,013,600  Rollins Truck Leasing                14,191
   804,600  UCAR International                   34,598
                                            ------------
                                                139,369
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
MEDIA & ENTERTAINMENT (2.5%)
   620,000  Cabletron Systems               $    18,600
   310,000  Harcourt General                     14,609
    63,900  Scandinavian Broadcasting
             System                                 855
                                            ------------
                                                 34,064
                                            ------------
RETAIL (9.1%)
   300,000  Barnes & Noble                        9,900
   240,000  Dillard Department Stores             7,230
 1,850,000  Furniture Brands International       27,288
   860,000  Intimate Brands                      16,770
 1,565,000  Neiman-Marcus Group                  42,059
   429,800  Payless ShoeSource                   18,481
                                            ------------
                                                121,728
                                            ------------
TECHNOLOGY (13.8%)
   410,000  3Com Corp.                           13,575
   350,000  Applied Materials                    17,719
   338,000  Arrow Electronics                    18,970
   590,000  Atmel Corp.                          22,051
   600,000  Compaq Computer                      47,550 (3)
   293,000  Komag, Inc.                           8,790
   650,000  Seagate Technology                   30,713
   385,000  Silicon Valley Group                  8,229
   222,500  Texas Instruments                    17,160
                                            ------------
                                                184,757
                                            ------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
TRANSPORTATION (1.3%)
   629,400  Continental Airlines Class B    $    18,017
                                            ------------
            TOTAL COMMON STOCKS (COST
             $910,278)                        1,327,650
                                            ------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.4%)
$46,055,000 U.S. Treasury Bills, 4.85% -
             4.935%, due 3/27/97 - 4/24/97
              (COST $45,825)                     45,835
                                            ------------
SHORT-TERM CORPORATE NOTES (0.8%)
10,370,000  General Electric Capital
             Corp., 5.22%, due 3/3/97
             (COST $10,370)                      10,370 (4)
                                            ------------
            TOTAL INVESTMENTS (103.3%)
             (COST $966,473)                  1,383,855 (5)
            Liabilities, less cash,
             receivables and other assets
             [(3.3%)]                           (44,573 )
                                            ------------
            TOTAL NET ASSETS (100.0%)       $ 1,339,282
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Thiokol Corp.                                   3.2%
 2.  BMC Industries                                  2.7%
 3.  Texas Industries                                2.4%
 4.  Bank United                                     2.1%
 5.  Dallas Semiconductor                            2.0%
 6.  Pride Petroleum Services                        1.9%
 7.  AAR Corp.                                       1.8%
 8.  AptarGroup Inc.                                 1.7%
 9.  Glendale Federal Bank                           1.5%
10.  Richfood Holdings                               1.5%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.3%)
AEROSPACE (9.7%)
   368,800  AAR Corp.                       $     9,404
   663,800  Aviall Inc.                           7,385
   154,700  BE Aerospace                          3,751
   128,100  DONCASTERS PLC ADR                    2,546
   199,900  Ducommun Inc.                         4,798
    79,300  Moog, Inc. Class A                    1,883
   207,000  Orbital Sciences                      3,571
   290,700  Thiokol Corp.                        16,207
                                            -------------
                                                 49,545
                                            -------------
AGRICULTURE (0.5%)
    68,149  Delta & Pine Land                     2,530
                                            -------------
AUTOMOTIVE (1.9%)
   118,400  Donaldson Co.                         3,981
    67,800  Monaco Coach                          1,356
   115,900  Tower Automotive                      4,448
                                            -------------
                                                  9,785
                                            -------------
BANKING & FINANCIAL (14.4%)
   321,500  Bank United                          10,529
    76,150  Charter One Financial                 3,627
   180,000  Cullen/Frost Bankers                  6,424

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   174,600  Dime Community Bancorp            $   3,230
   156,700  First Commerce                        6,503
   290,400  Glendale Federal Bank                 7,732
    65,000  Long Island Bancorp                   2,381
   104,700  Ocean Financial                       3,180
    65,377  ONBANCorp, Inc.                       2,917
    95,000  Peoples Heritage Financial
             Group                                2,981
    46,300  Queens County Bancorp                 2,627
   182,600  Reliance Bancorp                      4,063
    55,200  Roslyn Bancorp                          862
   423,450  Sterling Bancshares                   6,352
   105,200  Texas Regional Bancshares             3,432
   170,900  Webster Financial                     6,708
                                            -------------
                                                 73,548
                                            -------------
BUILDING, CONSTRUCTION & FURNISHINGS (4.3%)
   367,200  Apogee Enterprises                    7,298
    73,000  Lincoln Electric Class A              2,391
   208,700  Texas Industries                     12,157
                                            -------------
                                                 21,846
                                            -------------
CHEMICALS (1.7%)
   214,300  Lawter International                  2,491
   232,000  Lilly Industries                      4,495
    78,300  McWhorter Technologies                1,684
                                            -------------
                                                  8,670
                                            -------------
COMMUNICATIONS (1.0%)
   170,300  Black Box                             5,152
                                            -------------
CONSUMER PRODUCTS & SERVICES (6.3%)
    92,000  Alltrista Corp.                       1,955
   120,073  Block Drug                            5,584
   123,800  Bush Boake Allen                      3,111
   133,500  Coachmen Industries                   2,703
   137,000  First Brands                          3,408
    24,000  Marcus Corp.                            522
   392,800  Prime Hospitality                     6,481

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   351,100  Richfood Holdings                 $   7,417
    75,000  The First Years                       1,256
                                            -------------
                                                 32,437
                                            -------------
DIAGNOSTIC EQUIPMENT (0.7%)
   172,700  ADAC Laboratories                     3,670
                                            -------------
ELECTRONICS (6.1%)
   224,800  Continental Circuits                  3,007
   401,700  Dallas Semiconductor                 10,444
    70,500  Fusion Systems                        1,921
   160,200  Kent Electronics                      4,406
    70,000  Nu Horizons                             647
   326,800  Pioneer Standard Electronics          4,575
   119,000  SCI Systems                           6,367
                                            -------------
                                                 31,367
                                            -------------
ENERGY (4.8%)
   164,700  Apache Corp.                          5,332
   127,300  Aquila Gas Pipeline                   1,671
   182,500  Cairn Energy USA                      1,779
   623,000  Coho Energy                           4,906
    81,200  Cross Timbers Oil                     2,192
    54,200  Flores & Rucks                        2,439
   243,800  Offshore Energy Development           2,987
   409,600  Unit Corp.                            3,226
                                            -------------
                                                 24,532
                                            -------------
ENTERTAINMENT (0.1%)
   115,575  Casino Data Systems                     664
                                            -------------
HEALTH CARE (3.9%)
   123,100  Ballard Medical Products              2,416
   101,600  EmCare Holdings                       2,794
   195,100  Kinetic Concepts                      2,902
    88,100  Patterson Dental                      2,995
    91,900  Sofamor Danek Group                   3,642
   151,200  Universal Health Services
             Class B                              5,160
                                            -------------
                                                 19,909
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
INDUSTRIAL & COMMERCIAL
PRODUCTS & SERVICES (11.7%)
   115,000  Alamo Group                     $     1,768
   481,800  BMC Industries                       13,792
    96,500  Dionex Corp.                          4,342
   108,000  Hexcel Corp.                          2,079
   142,850  Holophane Corp.                       3,089
    85,600  Kaydon Corp.                          3,702
   134,100  Libbey Inc.                           4,023
   191,700  NN Ball & Roller                      2,157
   202,400  Peak Technologies Group               2,176
   107,000  Pentair, Inc.                         3,357
    40,000  Roper Industries                      1,610
   139,900  SOS Staffing Services                 1,731
   149,800  W.H. Brady                            3,988
    94,200  Wallace Computer Services             3,191
   168,100  Wolverine Tube                        6,178
   155,750  Woodhead Industries                   2,414
                                            -------------
                                                 59,597
                                            -------------
INSURANCE (1.5%)
    37,900  American Heritage Life                  986
   165,300  FBL Financial Group                   3,843
     2,600  MMI Cos.                                 59
    40,000  Orion Capital                         2,560
                                            -------------
                                                  7,448
                                            -------------
MACHINERY & EQUIPMENT (1.4%)
    59,000  Allied Products                       1,725
   199,800  Stewart & Stevenson Services          5,220
                                            -------------
                                                  6,945
                                            -------------
METALS (0.3%)
    92,800  Commonwealth Aluminum                 1,670
                                            -------------
OFFICE EQUIPMENT (0.8%)
   261,600  DH Technology                         4,382
                                            -------------
OIL SERVICES (13.1%)
    50,300  Cliffs Drilling                       2,333
   138,800  Dawson Production Services            1,613

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   185,400  Dreco Energy Services             $   6,628
   153,900  Drilex International                  1,751
   161,000  Falcon Drilling                       5,454
   116,700  Global Industries                     2,130
    88,500  Hvide Marine                          1,836
   373,200  Nabors Industries                     5,738
   183,800  National-Oilwell                      5,652
   409,900  Oceaneering International             6,507
   311,400  Offshore Logistics                    5,683
   587,000  Pride Petroleum Services              9,832
   104,700  Production Operators                  5,117
   127,400  Smith International                   5,176
   105,100  Tuboscope VETCO                       1,366
                                            -------------
                                                 66,816
                                            -------------
PACKING & CONTAINERS (1.7%)
   214,200  AptarGroup Inc.                       8,514
                                            -------------
PUBLISHING & BROADCASTING (1.6%)
    86,000  Central Newspapers                    3,956
    87,500  McClatchy Newspapers                  2,089
    45,666  Pulitzer Publishing                   2,198
                                            -------------
                                                  8,243
                                            -------------
RECREATIONAL EQUIPMENT (0.1%)
    23,000  RockShox, Inc.                          385
                                            -------------
RETAILING (0.7%)
    90,000  99 Cents Only Stores                  1,620
   119,000  Schultz Sav-O Stores                  1,889
                                            -------------
                                                  3,509
                                            -------------
TECHNOLOGY (5.9%)
    43,800  Analysts International                1,183
   527,600  Auspex Systems                        6,133
   474,100  Borland International                 3,852
   192,600  CACI International                    3,250
   121,900  Computer Data Systems                 3,627
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
    84,400  Logicon, Inc.                     $   3,186
   131,300  Methode Electronics Class A           2,084
   250,000  Reynolds & Reynolds                   7,000
                                            -------------
                                                 30,315
                                            -------------
TEXTILES & APPAREL (0.5%)
    66,000  St. John Knits                        2,706
                                            -------------
TRANSPORTATION, SHIPPING & FREIGHT (0.6%)
    52,250  Air Express International             1,620
   213,600  Maritrans Inc.                        1,308
                                            -------------
                                                  2,928
                                            -------------
            TOTAL COMMON STOCKS (COST
             $393,287)                          487,113
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.6%)
$18,385,000 U.S. Treasury Bills, 4.91% -
             4.975%, due 3/13/97 - 4/3/97
              (COST $18,304)                     18,309
                                            -------------
CORPORATE COMMERCIAL PAPER (0.2%)
 1,150,000  General Electric Capital
             Corp., 5.22%, due 3/3/97
             (COST $1,150)                        1,150  (4)
                                            -------------
            TOTAL INVESTMENTS (99.1%)
             (COST $412,741)                    506,572  (5)
            Cash, receivables and other
             assets, less liabilities
             (0.9%)                               4,348
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   510,920
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Motors                                  3.2%
 2.  First USA                                       2.8%
 3.  CITICORP                                        2.8%
 4.  Aetna Inc.                                      2.7%
 5.  Chrysler Corp.                                  2.7%
 6.  Compaq Computer                                 2.4%
 7.  Foundation Health                               2.3%
 8.  Fannie Mae                                      2.2%
 9.  Merrill Lynch                                   2.0%
10.  Travelers Group                                 1.9%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (97.0%)
AGRICULTURE (3.0%)
  3,093,500  AGCO Corp.                      $    87,778
  3,960,000  IMC Global                          138,105
                                             ------------
                                                 225,883
                                             ------------
AUTOMOTIVE (10.7%)
  2,541,400  Cabot Corp.                          59,723
  6,000,000  Chrysler Corp.                      203,250
  4,852,400  Coltec Industries                    88,556 (2)
  4,201,500  General Motors                      243,162
  3,852,486  LucasVarity PLC ADR                 126,169
    883,500  Magna International Class A          46,384
  1,587,697  Mark IV Industries                   36,914
                                             ------------
                                                 804,158
                                             ------------
BANKING (6.9%)
  1,554,600  Bank of Boston                      117,178
  1,820,000  CITICORP                            212,485
    504,000  First Tennessee National             23,562

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    720,000  Signet Banking                   $   22,860
    470,000  Wells Fargo                         142,997
                                             ------------
                                                 519,082
                                             ------------
DRUGS (0.6%)
    480,000  Zeneca Group ADR                     42,240
                                             ------------
ELECTRONICS (1.9%)
  2,210,000  Atmel Corp.                          82,599
  2,200,000  Teradyne, Inc.                       59,950
                                             ------------
                                                 142,549
                                             ------------
ENERGY (4.2%)
  3,028,500  Chesapeake Energy                    62,841
  2,062,500  Enron Oil & Gas                      41,766
     61,000  Norsk Hydro ADR                       3,050
  2,297,414  Union Pacific Resources Group        55,999
  1,670,000  Unocal Corp.                         64,504
  1,617,500  Vastar Resources                     46,908
  1,702,000  Zeigler Coal Holding                 43,188 (2)
                                             ------------
                                                 318,256
                                             ------------
FINANCIAL SERVICES (16.9%)
     30,000  ADVANTA Corp. Class A                 1,241
  3,400,000  ADVANTA Corp. Class B               136,425 (2)
    216,485  Alleghany Corp.                      46,192
  2,644,500  Capital One Financial               105,119
  4,800,000  Countrywide Credit Industries       139,800
  2,900,000  Dean Witter, Discover               111,288
  3,100,000  Federal Home Loan Mortgage           92,225
  4,080,000  Fannie Mae                          163,200
  4,388,600  First USA                           213,396
  1,121,475  MBNA Corp.                           35,887
  1,600,000  Merrill Lynch                       153,600
    390,000  MGIC Investment                      30,664

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    510,000  Security Capital Industrial
              Trust                           $   11,220
  1,040,000  Spieker Properties                   37,830
                                             ------------
                                               1,278,087
                                             ------------
FOOD PRODUCTS (1.0%)
  3,335,700  IBP, Inc.                            77,555
                                             ------------
FOREST PRODUCTS & PAPER (2.8%)
  1,105,000  Champion International               48,758
  1,200,000  Fort Howard                          35,700
    470,200  Mead Corp.                           27,389
    717,400  Temple-Inland                        39,547
    101,400  Union Camp                            4,892
    907,000  Willamette Industries                58,048
                                             ------------
                                                 214,334
                                             ------------
HEALTH CARE (6.2%)
  4,580,000  Foundation Health                   172,895 (2)
  1,875,000  Health Systems International         55,078
  4,140,400  Humana Inc.                          81,255
  1,901,800  Mid Atlantic Medical Services        28,052
     85,842  PacifiCare Health Systems
              Class A                              6,867
    357,790  PacifiCare Health Systems
              Class B                             29,965
  2,126,396  Wellpoint Health Networks            91,169
                                             ------------
                                                 465,281
                                             ------------
HEAVY INDUSTRY (2.5%)
  1,080,000  Aluminum Co. of America              76,950
  2,671,900  UCAR International                  114,892 (2)
                                             ------------
                                                 191,842
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
INDUSTRIAL GOODS & SERVICES (2.6%)
  1,655,200  American Standard               $    74,484
    763,800  Phelps Dodge                         54,612
  2,002,500  USG Corp.                            70,588
                                             ------------
                                                 199,684
                                             ------------
INSURANCE (7.1%)
  2,500,000  Aetna Inc.                          207,188
    507,500  American International Group         61,407
    508,600  Chubb Corp.                          29,817
    691,600  ITT Hartford Group                   51,870
    300,000  St. Paul Cos.                        20,250
    263,500  Transatlantic Holdings               22,233
  2,726,666  Travelers Group                     146,217
                                             ------------
                                                 538,982
                                             ------------
MEDIA & ENTERTAINMENT (4.4%)
  1,100,000  Comcast Corp. Class A                19,181
  2,700,000  Comcast Corp. Class A Special        48,262
  1,550,000  Harcourt General                     73,044
    710,000  Jones Intercable Inc. Class A         6,834
  1,700,000  Time Warner                          69,700
    280,000  United International Holdings         2,870
  1,300,000  Viacom Inc. Class B                  45,825
  1,405,000  Vodafone Group ADR                   66,738
                                             ------------
                                                 332,454
                                             ------------
PACKAGING & CONTAINERS (0.9%)
  2,668,700  Owens-Illinois                       64,382
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
  1,405,000  CWM Mortgage Holdings           $    32,491
    430,400  Hospitality Properties Trust         13,934 (2)
                                             ------------
                                                  46,425
                                             ------------
RETAIL (1.8%)
    885,000  Barnes & Noble                       29,205
  1,906,500  Fingerhut Cos.                       27,883 (2)
  2,860,000  Wal-Mart Stores                      75,432
                                             ------------
                                                 132,520
                                             ------------
TECHNOLOGY (16.8%)
  2,411,800  3Com Corp.                           79,853
  1,550,000  Applied Materials                    78,469
  1,475,000  Arrow Electronics                    82,784
  1,367,500  Avnet, Inc.                          85,469
  2,864,500  Cabletron Systems                    85,935
  2,270,000  Compaq Computer                     179,898
  2,250,000  Digital Equipment                    73,687
    575,000  Intel Corp.                          81,578
  2,200,000  KLA Instruments                      91,712
  1,752,000  Komag, Inc.                          52,560
  1,208,000  Linear Technology                    54,964
  1,043,300  LSI Logic                            35,994 (3)
    203,717  Lucent Technologies                  10,975
  1,435,200  National Semiconductor               37,495
  2,570,000  Seagate Technology                  121,433
  1,525,000  Texas Instruments                   117,616
                                             ------------
                                               1,270,422
                                             ------------
TELECOMMUNICATIONS (3.1%)
  2,280,000  360 Communications                   49,305
  2,825,000  Airtouch Communications              76,981
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  2,212,000  Tele-Communications
              International                   $   29,862
    450,000  Tele-Communications,
              Inc. Class A                         5,344
  3,975,000  U.S. West Media Group                73,040
                                             ------------
                                                 234,532
                                             ------------
TRANSPORTATION (3.0%)
    816,100  Continental Airlines Class B         23,361
    855,000  Delta Air Lines                      68,828
  2,000,000  Ryder System                         63,000
    650,000  Union Pacific                        39,162
  1,257,000  USFreightways Corp.                  30,325 (2)
                                             ------------
                                                 224,676
                                             ------------
             TOTAL COMMON STOCKS (COST
              $5,289,213)                      7,323,344
                                             ------------
PREFERRED STOCKS (0.6%)
     52,430  Aetna Inc., Ser. C, Cv., 6.25%        4,227
    605,700  Airtouch Communications, Ser.
              B, Cv., 6.00%                       17,792
    388,994  Airtouch Communications, Ser.
              C, Cv., 4.25%                       18,769
    125,000  PacifiCare Health Systems,
              Ser. C, Cv., $1.00                   4,063
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $35,476)                            44,851
                                             ------------

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
CONVERTIBLE BONDS (0.2%)
$15,000,000  International CableTel Inc.,
              Cv. Sub. Notes, 7.25%, due
              4/15/05 (COST $14,997)          $   14,156(6)
                                             ------------
U.S. TREASURY SECURITIES (4.7%)
338,545,000  U.S. Treasury Bills, 4.86% -
              5.29%, due 3/6/97 - 4/24/97        337,743
 15,000,000  U.S. Treasury Notes, 8.00%,
              due 5/15/01                         15,905
                                             ------------
             TOTAL U.S. TREASURY SECURITIES
              (COST $352,509)                    353,648
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
SHORT-TERM CORPORATE NOTES (1.2%)
$89,240,000  General Electric Capital
              Corp., 5.22% - 5.26%, due
              3/3/97 - 3/13/97  (COST
              $89,240)                        $   89,240(4)
                                             ------------
             TOTAL INVESTMENTS (103.7%)
              (COST $5,781,435)                7,825,239(5)
             Liabilities, less cash,
              receivables and other assets
              [(3.7%)]                          (278,340)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $7,546,899
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Portfolio

                                         TOP TEN EQUITY HOLDINGS
      ----------------------------------------------------------------------------------------------
     HOLDING                                       COUNTRY      INDUSTRY                   PERCENTAGE
 1.  Dassault Systemes ADR                     France           Technology                       1.4%
 2.  Datacraft Asia                            Singapore        Telecommunications               1.4%
 3.  Bure Investment                           Sweden           Banking & Financial              1.2%
 4.  Venture Manufacturing                     Singapore        Electronics                      1.1%
 5.  TT Tieto "B"                              Finland          Technology                       1.0%
 6.  Bang & Olufsen Holding "B"                Denmark          Electronics                      0.9%
 7.  SGL Carbon                                Germany          Industrial Goods &               0.9%
                                                                Services
 8.  Vanda Systems & Communication Holdings    Hong Kong        Technology                       0.9%
 9.  Medical Invest Svenska "B"                Sweden           Hospital Supplies                0.8%
10.  Adidas AG                                 Germany          Retailing                        0.8%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (90.2%)
ARGENTINA (0.7%)
    6,500  IRSA Inversiones y
            Representaciones GDR           $       235
   10,000  Telefonica de Argentina ADR             316
    5,000  YPF SA ADR                              134
                                           -------------
                                                   685
                                           -------------
AUSTRALIA (0.2%)
   37,500  QBE Insurance Group                     188
                                           -------------
AUSTRIA (0.5%)
    2,300  OMV AG                                  271
    1,836  Wolford AG                              218
                                           -------------
                                                   489
                                           -------------
BELGIUM (1.1%)
    2,000  Barco Industries                        341
    8,060  Telinfo SA                              382
      100  UCB SA                                  271
                                           -------------
                                                   994
                                           -------------

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
BRAZIL (0.7%)
    7,000  Telecomunicacoes Brasileiras
            ADR                            $       679
                                           -------------
CHILE (0.4%)
    8,500  Compania de Telecomunicaciones
            de Chile ADR                           249
    5,000  Santa Isabel ADR                        150
                                           -------------
                                                   399
                                           -------------
CZECH REPUBLIC (0.3%)
    8,000  Czech Republic Fund                     122
    3,650  Komercni Banka GDR                      128
                                           -------------
                                                   250
                                           -------------
DENMARK (2.1%)
   15,000  Bang & Olufsen Holding "B"              849
    8,840  Carli Gry International                 461
    1,250  Falck AS                                346
    5,000  Unidanmark AS "A"                       263
                                           -------------
                                                 1,919
                                           -------------

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
FINLAND (4.4%)
   10,300  Aamulehti Group II              $       348
   15,000  Amer Group                              313
   25,000  Hansabank Ltd.                          373
    4,000  Hartwall AB                             186
   12,200  Pohjola Insurance Group "B"             374
    7,500  Raision Tehtaat                         687
   46,000  Tamro AB                                306
   11,000  TT Tieto "B"                            943
   27,000  Valmet Corp.                            492
                                           -------------
                                                 4,022
                                           -------------
FRANCE (7.2%)
    2,220  Cardif SA                               318
    3,990  Chargeurs International                 202
    2,800  Compagnie Generale des Eaux             390
    2,600  Credit Local de France                  260
   21,000  Dassault Systemes ADR                 1,310
    1,562  Europe 1 Communication                  370
    4,000  Grand Optical Photoservice              597
    1,700  Group Axime                             218
    1,750  Groupe Danone                           265
   16,720  Lagardere SCA                           493
    6,300  Michelin "B"                            395
    2,190  Pathe SA                                549
    7,000  Scor SA ADR                             292
    2,800  SGS-Thomson Microelectronics-
            New York                               185
    3,600  Societe Generale                        417
    2,500  Unilog SA                               327
                                           -------------
                                                 6,588
                                           -------------
GERMANY (4.1%)
    7,800  Adidas AG                               747  (6)
      700  Altana AG                               594
    8,000  Hoechst AG                              340
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
      527  Mannesmann AG                     $     208
   14,000  Rofin-Sinar Technologies                196
    6,000  SGL Carbon                              818
   25,000  Tarkett AG                              445(6)
      900  Volkswagen AG                           437
                                           -------------
                                                 3,785
                                           -------------
HONG KONG (4.2%)
   27,000  Cheung Kong Holdings                    258
1,070,000  Climax International                    134
  150,000  First Pacific                           210
  700,000  Founder Hong Kong                       375
   22,000  HSBC Holdings                           537
   34,000  Hutchison Whampoa                       259
1,250,000  Joyce Boutique Holdings                 297
  374,000  Manhattan Card                          145
   29,500  Swire Pacific "A"                       254
1,960,000  Vanda Systems & Communication
            Holdings                               810
  100,000  Varitronix International                165
  204,400  VTech Holdings                          355
                                           -------------
                                                 3,799
                                           -------------
HUNGARY (0.7%)
    3,260  EGIS Rt. EDR                            189
   15,850  OTP Bank GDR                            337
    1,950  Richter Gedeon GDR                      133  (6)
                                           -------------
                                                   659
                                           -------------
INDIA (0.2%)
    6,000  Bajaj Auto GDR                          216  (6)
                                           -------------
INDONESIA (1.2%)
   40,000  Hanjaya Mandala
            Sampoerna-Foreign                      199
    6,000  Indosat ADR                             173
   82,500  Matahari Putra Prima-Foreign            126

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
  357,000  Steady Safe-Foreign               $     469
    4,000  Telekomunikasi Indonesia ADR            137
                                           -------------
                                                 1,104
                                           -------------
IRELAND (1.5%)
   30,000  Adare Printing Group                    308
   30,000  CRH PLC                                 308
   70,272  Greencore Group                         433
   30,000  Powerscreen International               304
                                           -------------
                                                 1,353
                                           -------------
ISRAEL (3.6%)
   30,000  Bio-Technology General                  488
   19,500  Formula Systems                         305
   12,500  Matav-Cable Systems Media ADR           180
   20,000  Memco Software                          355
   20,000  NICE-Systems ADR                        435
   15,000  Orbotech, Ltd.                          266
   29,000  Tecnomatix Technologies                 714
   30,000  Zag Industries                          510
                                           -------------
                                                 3,253
                                           -------------
ITALY (2.9%)
   22,000  Brembo SpA                              274
   50,000  Ente Nazionale Idrocarburi              247
    7,500  Esaote Biomedica ADR                    214  (6)
    4,000  Fila Holding ADR                        240
  200,000  Finanziaria Autogrill                   277
   35,000  IFI Istituto Finanziario                429
    3,000  Luxottica Group ADR                     175
   42,500  SAES Getters ADR                        473
  160,000  Telecom Italia                          321
                                           -------------
                                                 2,650
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
JAPAN (6.6%)
    5,600  Acom Co.                        $       219
   12,000  Arcland Sakamoto                        120
    1,000  Autobacs Seven                           71
   18,000  Banyu Pharmaceutical                    263
   10,000  Calsonic Corp.                           55
    5,000  Fanuc                                   156
   14,000  Fuji Photo Film                         470
    9,100  Fujimi Inc.                             525
    2,000  Ito-Yokado                               91
    9,000  JACCS                                    52
    6,000  Kyocera Corp.                           356
    6,000  Matsushita Electric Industrial           93
    5,000  Mitsubishi Trust & Banking               55
   18,000  NEC Corp.                               209
   20,000  Nikon Corp.                             294
    5,500  Nintendo Corp.                          389
   10,000  Noritsu Koki                            523
   13,000  Sankyo Co.                              363
    2,000  Sega Enterprises                         56
   10,350  Shin-Etsu Chemical                      200
      375  Shinkawa                                  7
    2,000  SMC                                     137
   10,100  Sony Corp.                              731
   10,000  Taisho Pharmaceutical                   231
   13,000  Takeda Chemical Industries              261
    4,000  Tokyo Ohka Kogyo                         89
                                           -------------
                                                 6,016
                                           -------------
KOREA (0.3%)
    2,200  Korea Electric Power                     63
    1,690  Samsung Electronics                     114
    1,473  Shinsegae Department Store               59
                                           -------------
                                                   236
                                           -------------
MALAYSIA (1.5%)
   24,000  Ekran Berhad                             86
   16,000  Genting Berhad                          109
   21,000  Malayan Banking                         249

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   34,000  Malaysian Assurance Alliance      $     214
   48,000  New Straits Times Press                 305
   34,000  Sime Darby                              129
   12,000  Telekom Malaysia                         97
   30,000  YTL Corp.                               174(6)
                                           -------------
                                                 1,363
                                           -------------
MEXICO (3.1%)
   76,859  ALFA, SA "A"                            437
   65,000  Cemex SA "B"                            282
   16,000  Coca-Cola FEMSA ADR                     524
   14,500  Desc SA ADR                             382
   83,000  Fomento Economico Mexicano "B"          355
   80,000  Gruma SA "B"                            393
    9,000  Panamerican Beverages "A"               507
                                           -------------
                                                 2,880
                                           -------------
NETHERLANDS (3.6%)
    4,500  Aegon NV-American                       301
    6,400  ASM Lithography Holding                 426
   12,520  Elsevier NV                             200
   20,148  Getronics NV                            658
    8,300  Gucci Group-New York                    536
    6,000  Hunter Douglas                          454
   14,000  Koninklijke Nedlloyd Groep              412
   14,000  VNU Verenigd Bezit                      290
                                           -------------
                                                 3,277
                                           -------------
NEW ZEALAND (0.3%)
    4,000  Telecom of New Zealand ADR              289
                                           -------------
NORWAY (2.7%)
    9,000  Hafslund ASA "B"                         60
   20,000  Merkantildata ASA                       453
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
    7,800  Nera ASA                          $     380
   10,000  Petroleum Geo-Services ADR              420
   21,800  Schibsted ASA                           428
   24,000  Tomra Systems                           455
   50,000  VISMA ASA                               275
                                           -------------
                                                 2,471
                                           -------------
PERU (0.7%)
  297,000  Telefonica del Peru "B"                 660
                                           -------------
PHILIPPINES (1.0%)
  980,000  Bankard, Inc.                           320
  669,000  International Container
            Terminal Services                      406
  550,000  JG Summit Holding "B"                   155
                                           -------------
                                                   881
                                           -------------
RUSSIA (2.5%)
   30,000  Gazprom ADR                             522  (6)
    4,000  Lukoil Holding ADR                      236
    3,500  Mosenergo ADR                           143  (6)
    7,000  Tatneft ADR                             518  (6)
    5,500  Trade House GUM ADR                     308
   15,000  Vimpel-Communications ADR               516
                                           -------------
                                                 2,243
                                           -------------
SINGAPORE (4.2%)
  588,000  Datacraft Asia                        1,294
   84,000  Elec & Eltek International              415
   14,000  Singapore Press
            Holdings-Foreign                       273
  147,000  Singapore Technologies
            Industrial                             394

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   39,000  United Overseas Bank-Foreign      $     443
  365,000  Venture Manufacturing                   983
                                           -------------
                                                 3,802
                                           -------------
SPAIN (1.1%)
    1,300  Empresa Nacional de
            Electricidad ADR                        80
    7,000  Tele Pizza                              317
    8,500  Telefonica de Espana ADR                586
                                           -------------
                                                   983
                                           -------------
SWEDEN (9.7%)
   18,500  Atle AB                                 243
   11,460  Autoliv AB                              521
   37,500  Biacore International ADR               689
   85,000  Bure Investment                       1,139
   38,500  Caran AB "B"                            349
   30,000  Dahl International                      640
    8,400  Enator AB                               214
   36,200  Frontec AB                              480
   17,000  Getinge Industrier "B"                  323
    4,000  Incentive AB "A"                        278
   12,200  Kinnevik AB "B"                         346
   22,600  L.M. Ericsson Telephone ADR             713
   20,000  Medical Invest Svenska "B"              773
   12,200  NetCom Systems "B"                      189
   28,000  Nobel Biocare                           500
    5,270  Pricer AB                               214
    8,400  Skandia Forsakrings                     255
   24,000  Skandinaviska Enskilda Banken
            "A"                                    253
   15,000  Tornet Fastighets                       182
    6,000  WM-Data "B"                             546
                                           -------------
                                                 8,847
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
SWITZERLAND (2.4%)
      595  Ares-Serono Group "B"           $       613
      125  Lindt & Spruengli                       190
    1,300  Logitech International                  221
      500  Novartis AG                             572
    1,100  Schweizerischer Bankverein              209
      624  SMH AG                                  356
                                           -------------
                                                 2,161
                                           -------------
THAILAND (0.6%)
    6,200  Bangkok Bank-Foreign                     54
   25,900  K.R. Precision-Foreign                  200
    2,800  Siam Cement-Foreign                      75
   32,000  Thai Farmers Bank-Foreign               189
                                           -------------
                                                   518
                                           -------------
UNITED KINGDOM (13.3%)
   29,000  Azlan Group                             296
   38,800  Barclays PLC                            701
    3,000  British Petroleum ADR                   397
   63,000  Capita Group                            670
   50,625  Carlton Communications                  431
   73,000  Christies International                 378
   35,900  Dorling Kindersley Holdings             206
   30,000  EMAP PLC                                377
   47,000  FirstBus PLC                            175
  890,000  Freepages Group                         703
   16,500  GKN PLC                                 252
   50,000  Inchcape PLC                            217
   38,000  J.D. Wetherspoon                        707
   60,000  JBA Holdings                            714
   40,000  Johnson Matthey                         349
   15,000  LucasVarity PLC ADR                     491
   30,000  Misys PLC                               601
  100,000  Orange PLC                              346

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   75,000  PPL Therapeutics                  $     650
   48,000  Rentokil Initial                        353
   40,000  Sage Group                              404
   35,000  SEMA Group                              731
   20,000  Stagecoach Holdings                     231
   22,500  TI Group                                193
   81,186  Tomkins PLC                             377
   40,900  United Utilities                        442
  100,000  WPP Group                               424
    4,000  Zeneca Group ADR                        352
                                           -------------
                                                12,168
                                           -------------
VENEZUELA (0.6%)
   17,000  Compania Anonima Nacional
            Telefonos de Venezuela ADR             540
                                           -------------
           TOTAL COMMON STOCKS (COST
            $66,248)                            82,367
                                           -------------
PREFERRED STOCKS (2.2%)
      300  Bayerische Motoren Werke,
            Germany                                140
    2,100  Fresenius AG, Germany                   453
    6,000  Moebel Walther, Germany                 334
    9,000  Nokia Corp. ADR, Finland                527
    2,500  SAP AG, Germany                         386
   80,000  Village Roadshow, Australia             187
                                           -------------
           TOTAL PREFERRED STOCKS (COST
            $1,461)                              2,027
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
RIGHTS (0.0%)
      500  Ciba Specialty Chemicals
            Holding, Expire 3/12/97,
            Switzerland  (COST $0)         $        31
                                           -------------
WARRANTS (0.0%)
    2,750  Thai Farmers Bank, Expire
            9/15/02, Thailand  (COST $3)             2
                                           -------------
Principal
 Amount
---------
CONVERTIBLE BONDS (0.5%)
$ 291,000  United Micro Electronics, Cv.
            Unsub. Notes, 1.25%, due
            6/8/04 (COST $357)                     416(6)
                                           -------------
U.S. TREASURY SECURITIES (8.4%)
7,735,000  U.S. Treasury Bills, 4.85% -
            5.02%, due 3/6/97 - 4/24/97
             (COST $7,699)                       7,699  (4)
                                           -------------
           TOTAL INVESTMENTS (101.3%)
            (COST $75,768)                      92,542
           Liabilities, less cash,
            receivables and other assets
            [(1.3%)]                            (1,180  )
                                           -------------
           TOTAL NET ASSETS (100.0%)       $    91,362
                                           -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Nutrition                               3.1%
 2.  CITICORP                                        3.0%
 3.  Wells Fargo                                     2.7%
 4.  GTECH Holdings                                  2.6%
 5.  Harrah's Entertainment                          2.4%
 6.  Capital One Financial                           2.4%
 7.  United Healthcare                               2.4%
 8.  First USA                                       2.2%
 9.  KLA Instruments                                 2.1%
10.  Staples Inc.                                    2.1%

                                                Market
  Number                                       Value(1)
of Shares                                   (000's omitted)
----------                                  ---------------
COMMON STOCKS (99.4%)
CHEMICALS (1.7%)
     5,000  SGL Carbon (Ordinary Shares)       $    682
    65,000  SGL Carbon ADR                        2,958
   145,000  UCAR International                    6,235
                                            ---------------
                                                  9,875
                                            ---------------
COMMUNICATIONS (7.6%)
   395,000  Airtouch Communications              10,764
   585,000  Comcast Corp. Class A Special        10,457
   680,000  Comcast UK Cable Partners
             Limited                              7,990
   290,000  ECI Telecommunications                6,887
   415,000  International CableTel                8,041
                                            ---------------
                                                 44,139
                                            ---------------
CONSUMER GOODS & SERVICES (8.2%)
   510,000  Authentic Fitness                     7,395
   490,000  CUC International                    11,699
   175,000  Luxottica Group ADR                  10,194

                                                Market
  Number                                       Value(1)
of Shares                                   (000's omitted)
----------                                  ---------------
   480,000  Nu-Kote Holding                    $  2,700
    80,000  Philip Morris                        10,810
   315,000  Regis Corp.                           5,158
                                            ---------------
                                                 47,956
                                            ---------------
DRUGS & HEALTH CARE (12.2%)
   510,000  Coventry Corp.                        3,729
   285,000  Healthsource Inc.                     5,949
   260,000  Nellcor Puritan Bennett               4,518
   110,000  Novartis AG ADR                       6,298
   100,000  PacifiCare Health Systems
             Class B                              8,375
    95,000  R.P. Scherer                          5,486
   115,000  Sierra Health Services                3,033
   280,000  United Healthcare                    13,965
    70,300  Warner-Lambert                        5,905
   190,000  Watson Pharmaceuticals                8,289
   120,000  Wellpoint Health Networks             5,145
                                            ---------------
                                                 70,692
                                            ---------------
ENTERTAINMENT (9.7%)
   150,000  Circus Circus Enterprises             4,687
   475,000  GTECH Holdings                       14,903
   760,000  Harrah's Entertainment               14,060
   750,000  Players International                 4,031
   215,000  Promus Hotel                          7,606
   545,000  Showboat, Inc.                       11,173
                                            ---------------
                                                 56,460
                                            ---------------
FINANCIAL SERVICES (18.5%)
   210,000  Bear Stearns                          6,300
   352,400  Capital One Financial                14,008
   150,000  CITICORP                             17,512
   140,000  Finova Group                         10,692
   257,000  First USA                            12,497
   360,000  MBNA Corp.                           11,520
    80,000  Merrill Lynch                         7,680

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                Market
  Number                                       Value(1)
of Shares                                   (000's omitted)
----------                                  ---------------
   185,000  Morgan Stanley Group               $ 11,678
    51,000  Wells Fargo                          15,517
                                            ---------------
                                                107,404
                                            ---------------
INSURANCE (8.6%)
   165,000  ACE Ltd.                             10,725
   160,000  EXEL Ltd.                             7,060
   295,000  Highlands Insurance                   6,637
    85,000  Loews Corp.                           8,681
   155,000  PennCorp Financial Group              5,425
   215,333  Travelers Group                      11,547
                                            ---------------
                                                 50,075
                                            ---------------
OIL & GAS (0.3%)
    35,000  Enron Oil & Gas                         709
    30,000  Noble Affiliates                      1,170
                                            ---------------
                                                  1,879
                                            ---------------
RESTAURANTS (6.9%)
   659,450  Buffets Inc.                          4,740
   420,000  Cheesecake Factory                    8,925
   610,000  CKE Restaurants                      11,819
   170,000  IHOP Corp.                            4,398
   223,500  Lone Star Steakhouse & Saloon         5,923
   230,000  Sonic Corp.                           4,169
                                            ---------------
                                                 39,974
                                            ---------------
SPECIALTY RETAIL (11.3%)
   168,000  Federated Department Stores           5,838
   985,000  General Nutrition                    17,730
   345,000  Intimate Brands                       6,727
   190,000  Lowe's Cos.                           6,935
   140,000  Office Depot                          2,660
   560,000  Staples Inc.                         12,110
   240,000  Viking Office Products                5,670
   295,000  Wal-Mart Stores                       7,781
                                            ---------------
                                                 65,451
                                            ---------------
                                                Market
  Number                                       Value(1)
of Shares                                   (000's omitted)
----------                                  ---------------
TECHNOLOGY (13.6%)
   335,000  Informix Corp.                     $  5,821
    75,000  Intel Corp.                          10,641
   295,000  KLA Instruments                      12,298
   250,000  LSI Logic                             8,625
   305,000  Micron Technology                    11,437
   110,000  Nokia Corp. ADR                       6,435
    55,000  SAP AG (Ordinary Shares)              8,465
   125,000  Seagate Technology                    5,906
   110,000  Texas Instruments                     8,484
   100,000  Xeikon N.V. ADR                         901
                                            ---------------
                                                 79,013
                                            ---------------
TRANSPORTATION (0.8%)
   250,000  RailTex Inc.                          4,531
                                            ---------------
            TOTAL COMMON STOCKS (COST
             $449,499)                          577,449
                                            ---------------
RIGHTS (0.0%)
     3,500  Ciba Specialty Chemicals
             Holding, Expire 3/12/97 (COST
             $0)                                    220
                                            ---------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.9%)
$22,960,000 U.S. Treasury Bills, 4.89% -
             4.935%, due 3/6/97 - 4/17/97
              (COST $22,896)                     22,903
                                            ---------------
            TOTAL INVESTMENTS (103.3%)
             (COST $472,395)                    600,572(5)
            Liabilities, less cash,
             receivables and other assets
             [(3.3%)]                           (19,468)
                                            ---------------
            TOTAL NET ASSETS (100.0%)          $581,104
                                            ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Columbia/HCA Healthcare                         2.6%
 2.  Costco Cos.                                     2.5%
 3.  Wells Fargo                                     2.5%
 4.  Texas Instruments                               2.1%
 5.  EXEL Ltd.                                       2.1%
 6.  duPont                                          2.0%
 7.  Allstate Corp.                                  1.9%
 8.  Wal-Mart Stores                                 1.9%
 9.  Knight-Ridder                                   1.8%
10.  American Express                                1.8%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (94.0%)
AIRLINES (0.6%)
    570,300  Continental Airlines Class B    $    16,325
                                             ------------
AUTOMOTIVE (0.4%)
    290,800  Chrysler Corp.                        9,851
                                             ------------
BANKING & FINANCIAL SERVICES (8.6%)
    725,000  American Express                     47,397
    989,500  Capital One Financial                39,333
    331,400  CITICORP                             38,691
  1,303,400  Countrywide Credit Industries        37,961
    217,800  Wells Fargo                          66,266
                                             ------------
                                                 229,648
                                             ------------
BUILDING, CONSTRUCTION & REFURNISHING (1.7%)
  1,300,000  USG Corp.                            45,825
                                             ------------
CHEMICALS (4.7%)
    500,000  duPont                               53,625
    398,500  Great Lakes Chemical                 18,480

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    947,700  Morton International             $   39,093
    273,500  W.R. Grace                           14,496
                                             ------------
                                                 125,694
                                             ------------
COMMUNICATIONS (1.5%)
  1,450,500  Airtouch Communications              39,526
                                             ------------
CONSUMER GOODS & SERVICES (3.0%)
  1,535,000  Fort Howard                          45,666
    756,900  Tupperware Corp.                     33,872
                                             ------------
                                                  79,538
                                             ------------
ELECTRONICS (3.5%)
    364,500  Analog Devices                        8,474
    858,500  KLA Instruments                      35,789
  1,443,100  Loral Space & Communications         23,270
    469,700  Varian Associates                    27,125
                                             ------------
                                                  94,658
                                             ------------
ENTERTAINMENT (5.1%)
    965,200  Evergreen Media                      28,956
  1,674,100  Mirage Resorts                       41,643
    760,300  Royal Caribbean Cruises              22,239
  1,100,000  Time Warner                          45,100
                                             ------------
                                                 137,938
                                             ------------
FOOD & DRUG STORES (1.0%)
    632,600  Revco D.S.                           25,858
                                             ------------
FOOD & TOBACCO (3.2%)
  1,350,200  IBP, Inc.                            31,392
    305,100  Philip Morris                        41,227
    350,000  RJR Nabisco Holdings                 12,819
                                             ------------
                                                  85,438
                                             ------------
HEALTH CARE (4.3%)
  1,690,550  Columbia/HCA Healthcare              71,003
    798,642  Novartis AG ADR                      45,722
                                             ------------
                                                 116,725
                                             ------------

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
INDUSTRIAL GOODS & SERVICES (6.0%)
    931,400  AK Steel Holding                $    33,531
    695,400  Goodyear Tire & Rubber               36,682
    875,764  LucasVarity PLC ADR                  28,681
  1,783,300  Owens-Illinois                       43,022
    450,000  XTRA Corp.                           18,253
                                             ------------
                                                 160,169
                                             ------------
INSURANCE (11.3%)
    790,800  Allstate Corp.                       50,117
  1,255,400  Equitable Cos.                       39,388
  1,270,100  EXEL Ltd.                            56,043
    273,500  MBIA, Inc.                           26,700
    641,775  Orion Capital                        41,074
    669,200  Progressive Corp.                    44,251
    852,200  Travelers Group                      45,699
                                             ------------
                                                 303,272
                                             ------------
MEDIA (3.9%)
  2,540,281  Comcast Corp. Class A Special        45,407
    269,500  E.W. Scripps                          9,702
  1,245,000  Knight-Ridder                        49,489
                                             ------------
                                                 104,598
                                             ------------
OIL & GAS (6.1%)
    800,000  Cabot Corp.                          18,800
  2,957,500  Gulf Canada Resources                20,702
    695,500  Noble Affiliates                     27,124
    269,800  Schlumberger, Ltd.                   27,149
    780,950  Tejas Gas                            34,167
  1,495,055  Union Pacific Resources Group        36,442
                                             ------------
                                                 164,384
                                             ------------
OIL SERVICES (1.0%)
    629,900  Tidewater Inc.                       27,086
                                             ------------
PUBLISHING & BROADCASTING (0.4%)
  1,208,800  Hollinger International              12,239
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
RAILROADS (2.6%)
    465,000  Burlington Northern Santa Fe    $    38,711
    500,000  Union Pacific                        30,125
                                             ------------
                                                  68,836
                                             ------------
REAL ESTATE (3.6%)
    200,700  CBL & Associates Properties           4,992
    600,000  Del Webb                              9,675
  1,900,000  Host Marriott                        34,200
    200,000  Macerich Co.                          5,525
    873,500  Security Capital Industrial
              Trust                               19,217
  1,607,700  Security Capital U.S. Realty         22,508 (6)
                                             ------------
                                                  96,117
                                             ------------
RESTAURANTS (1.6%)
    978,600  McDonald's Corp.                     42,324
                                             ------------
RETAILING (4.7%)
    800,000  Harcourt General                     37,700
    699,000  Home Depot                           38,095
  1,881,400  Wal-Mart Stores                      49,622
                                             ------------
                                                 125,417
                                             ------------
RETAILING & APPAREL (3.3%)
  2,600,000  Costco Cos.                          66,625
    600,000  Nordstrom, Inc.                      22,050
                                             ------------
                                                  88,675
                                             ------------
SPECIALTY CHEMICAL (1.3%)
    832,000  Millipore Corp.                      35,880
                                             ------------
TECHNOLOGY (10.6%)
    530,000  Applied Materials                    26,831
    474,700  Autodesk, Inc.                       16,081
    533,100  Cabletron Systems                    15,993
  1,030,000  Komag, Inc.                          30,900
    774,100  NCR Corp.                            25,545
    952,900  Seagate Technology                   45,025
    761,200  Sundstrand Corp.                     33,207

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    734,600  Texas Instruments                $   56,656
    554,300  Xerox Corp.                          34,644
                                             ------------
                                                 284,882
                                             ------------
             TOTAL COMMON STOCKS (COST
              $1,976,161)                      2,520,903
                                             ------------
PREFERRED STOCKS (0.7%)
    566,700  Fresenius National Medical
              Care, Class D                           57
    280,000  Loral Space & Communications,
              Cv., 6.00%                          14,210 (6)
    550,000  RJR Nabisco, Ser. C, Dep.
              Shares                               3,919
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $17,784)                            18,186
                                             ------------
RIGHTS (0.1%)
     39,932  Ciba Specialty Chemicals
              Holding, Expire 3/12/97 (COST
              $0)                                  2,516
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (5.0%)
$134,580,000 U.S. Treasury Bills, 4.88% -
              5.00%, due 3/6/97 - 4/24/97
               (COST $134,244)                $  134,284
                                             ------------
SHORT-TERM CORPORATE NOTES (1.7%)
 46,500,000  General Electric Capital
              Corp., 5.22%, due 3/3/97
              (COST $46,500)                      46,500 (4)
                                             ------------
             TOTAL INVESTMENTS (101.5%)
              (COST $2,174,689)                2,722,389 (5)
             Liabilities, less cash,
              receivables and other assets
              [(1.5%)]                           (40,996 )
                                             ------------
             TOTAL NET ASSETS (100.0%)       $ 2,681,393
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Intel Corp.                                     2.7%
 2.  ReliaStar Financial                             2.4%
 3.  Warner-Lambert                                  2.3%
 4.  National City                                   2.2%
 5.  Travelers Group                                 2.1%
 6.  A.G. Edwards                                    2.1%
 7.  Hewlett-Packard                                 2.1%
 8.  CoreStates Financial                            2.1%
 9.  Morton International                            2.0%
10.  Equitable Cos.                                  2.0%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (96.0%)
AGRICULTURE (1.1%)
    83,500  Mycogen Corp.                   $     2,181
                                            -------------
AUTOMOTIVE (2.0%)
   103,000  Borg-Warner Automotive                4,068
                                            -------------
BANKING (10.1%)
    32,000  CITICORP                              3,736
    80,007  CoreStates Financial                  4,211
   230,000  Dime Bancorp                          4,025
    70,000  Mercantile Bancorporation             4,051
    90,000  National City                         4,545
                                            -------------
                                                 20,568
                                            -------------
BUSINESS SERVICES (3.4%)
   120,000  Dun & Bradstreet                      2,940
   130,000  John H. Harland                       3,932
                                            -------------
                                                  6,872
                                            -------------
CHEMICALS (8.1%)
    45,000  Air Products & Chemicals              3,336
   110,000  Dexter Corp.                          3,245

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
    60,000  Minerals Technologies             $   2,272
   100,000  Morton International                  4,125
    50,000  Perkin-Elmer                          3,550
                                            -------------
                                                 16,528
                                            -------------
COMMUNICATIONS (1.0%)
   141,700  Matav-Cable Systems Media ADR         2,037
                                            -------------
CONSUMER GOODS & SERVICES (5.0%)
    30,000  Kimberly-Clark                        3,180
    29,400  Procter & Gamble                      3,532
   100,000  Viacom Inc. Class B                   3,525
                                            -------------
                                                 10,237
                                            -------------
DIVERSIFIED (1.7%)
    60,000  Tyco International                    3,540
                                            -------------
ENERGY (1.5%)
    80,000  Noble Affiliates                      3,120
                                            -------------
FINANCIAL SERVICES (7.9%)
   120,000  A.G. Edwards                          4,260
    20,000  ADVANTA Corp. Class A                   828
    64,000  ADVANTA Corp. Class B                 2,568
   100,000  Fannie Mae                            4,000
    80,000  Travelers Group                       4,290
                                            -------------
                                                 15,946
                                            -------------
FOOD & BEVERAGE (3.7%)
    85,200  McDonald's Corp.                      3,685
   160,000  Whitman Corp.                         3,760
                                            -------------
                                                  7,445
                                            -------------
FURNISHINGS (1.8%)
   100,000  Leggett & Platt                       3,587
                                            -------------
HEALTH CARE (7.4%)
    70,000  Johnson & Johnson                     4,034
    50,000  McKesson Corp.                        3,312

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
    40,000  SmithKline Beecham ADR            $   2,970
    55,000  Warner-Lambert                        4,620
                                            -------------
                                                 14,936
                                            -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (1.7%)
    40,000  Raychem Corp.                         3,405
                                            -------------
INSURANCE (7.8%)
   102,600  Allmerica Property & Casualty         3,219
    60,000  Chubb Corp.                           3,517
   130,000  Equitable Cos.                        4,079
    80,000  ReliaStar Financial                   4,960
                                            -------------
                                                 15,775
                                            -------------
OIL & GAS (3.9%)
   100,000  ENSERCH Corp.                         2,100
   200,000  Enserch Exploration                   1,925
    80,000  Louisiana Land & Exploration          3,820
                                            -------------
                                                  7,845
                                            -------------
OIL SERVICES (1.0%)
    50,000  Tidewater Inc.                        2,150
                                            -------------
PAPER & FOREST PRODUCTS (1.4%)
    50,000  Mead Corp.                            2,912
                                            -------------
RAILROADS (1.8%)
   104,600  Illinois Central                      3,596
                                            -------------
RECYCLING (1.2%)
   150,000  IMCO Recycling                        2,363
                                            -------------
RETAIL STORES (1.6%)
    90,000  Nordstrom, Inc.                       3,308
                                            -------------
RETAILING (3.8%)
   145,000  Costco Cos.                           3,716
   150,000  Wal-Mart Stores                       3,956
                                            -------------
                                                  7,672
                                            -------------
TECHNOLOGY (8.2%)
    85,000  AMP, Inc.                             3,305
   120,000  Cabletron Systems                     3,600
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
    76,000  Hewlett-Packard                   $   4,256
    38,000  Intel Corp.                           5,391
                                            -------------
                                                 16,552
                                            -------------
TELECOMMUNICATIONS (7.3%)
    70,000  AT&T Corp.                            2,791
   167,500  Jones Intercable Inc. Class A         1,612
   250,000  Metromedia International Group        2,485
    52,000  Southern New England
             Telecommunications                   1,885
    50,000  Telephone & Data Systems              2,000
   150,000  WorldCom Inc.                         3,994
                                            -------------
                                                 14,767
                                            -------------
UTILITIES (1.6%)
   115,000  Brooklyn Union Gas                    3,277
                                            -------------
            TOTAL COMMON STOCKS (COST
             $149,589)                          194,687
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (5.4%)
$10,985,000 U.S. Treasury Bills, 4.87% -
             5.02%, due 3/6/97 - 4/24/97
              (COST $10,933)                     10,933(4)
                                            -------------
            TOTAL INVESTMENTS (101.4%)
             (COST $160,522)                    205,620(5)
            Liabilities, less cash,
             receivables and other assets
             [(1.4%)]                            (2,904)
                                            -------------
            TOTAL NET ASSETS (100.0%)         $ 202,716
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger&Berman International Portfolio which are valued at the last available bid price. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust and Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated Issuer (see Note E of Notes to Financial Statements).
3) The following securities were held in escrow at February 28, 1997 to cover outstanding call options written:

                                        SECURITIES AND    MARKET VALUE   PREMIUM ON    MARKET VALUE
NEUBERGER&BERMAN            SHARES         OPTIONS       OF SECURITIES     OPTIONS      OF OPTIONS
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO               60,000   Compaq Computer    $  4,755,000    $ 125,696     $   22,500
                                       March 1997 @ 90
GUARDIAN PORTFOLIO           500,000      LSI Logic       $ 17,250,000    $1,147,461    $1,281,250
                                       April 1997 @ 35

4) At cost, which approximates market value.
5) At February 28, 1997, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS           GROSS
                                                       UNREALIZED      UNREALIZED    NET UNREALIZED
NEUBERGER&BERMAN                          COST        APPRECIATION    DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $  966,867,000  $  438,296,000   $ 21,308,000   $  416,988,000
GENESIS PORTFOLIO                       412,741,000      99,877,000      6,046,000       93,831,000
GUARDIAN PORTFOLIO                    5,782,750,000   2,165,388,000    122,899,000    2,042,489,000
MANHATTAN PORTFOLIO                     472,452,000     158,383,000     30,263,000      128,120,000
PARTNERS PORTFOLIO                    2,179,284,000     561,414,000     18,309,000      543,105,000
SOCIALLY RESPONSIVE PORTFOLIO           160,550,000      48,652,000      3,582,000       45,070,000

6) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At February 28, 1997, these securities amounted to $14,156,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio, $3,528,000 or 3.9% of net assets for Neuberger&Berman International Portfolio, and $36,718,000 or 1.4% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

                  (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------


                                                                 EQUITY MANAGERS TRUST
                                                    ------------------------------------------------
                                                        FOCUS           GENESIS          GUARDIAN
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,364,975    $     506,572    $   7,269,283
          Non-controlled affiliated issuers                18,880               --          555,956
                                                    ------------------------------------------------
                                                        1,383,855          506,572        7,825,239
      Cash                                                  3,050                5               42
      Deferred organization costs (Note A)                     12                3               36
      Dividends and interest receivable                       807              293            5,786
      Net receivable for forward currency exchange
        contracts sold (Note C)                                --               --               --
      Prepaid expenses and other assets                        23                7              116
      Receivable for securities sold                        9,893            4,960           32,321
                                                    ------------------------------------------------
                                                        1,397,640          511,840        7,863,540
                                                    ------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               23               --            1,281
      Payable for collateral on securities loaned
        (Note A)                                           37,879               --          200,188
      Payable for securities purchased                     19,736              592          111,780
      Payable for variation margin (Note A)                    --               --               --
      Payable to investment manager (Note B)                  518              280            2,569
      Accrued expenses                                        202               48              823
                                                    ------------------------------------------------
                                                           58,358              920          316,641
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,339,282    $     510,920    $   7,546,899
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     921,797    $     417,089    $   5,503,228
      Net unrealized appreciation in value of
        investment securities, option contracts
        written, financial futures contracts,
        translation of assets and liabilities in
        foreign currencies, and foreign currency
        contracts                                         417,485           93,831        2,043,671
                                                    ------------------------------------------------
NET ASSETS                                          $   1,339,282    $     510,920    $   7,546,899
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $     944,686    $     412,741    $   5,289,254
Non-controlled affiliated issuers                          21,787               --          492,181
                                                    ------------------------------------------------
      Total cost of investments                     $     966,473    $     412,741    $   5,781,435
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------

                                                        GLOBAL
                                                       MANAGERS                   EQUITY MANAGERS TRUST
                                                        TRUST        ------------------------------------------------
                                                    --------------                                        SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS        RESPONSIVE
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $      92,542    $     600,572    $   2,722,389    $     205,620
          Non-controlled affiliated issuers                    --               --               --               --
                                                    -----------------------------------------------------------------
                                                           92,542          600,572        2,722,389          205,620
      Cash                                                     16            2,497                1                1
      Deferred organization costs (Note A)                     27               14               25               14
      Dividends and interest receivable                        54              120            1,797              224
      Net receivable for forward currency exchange
        contracts sold (Note C)                               522               --               --               --
      Prepaid expenses and other assets                         1               15               51                2
      Receivable for securities sold                           --            3,065           12,676               --
                                                    -----------------------------------------------------------------
                                                           93,162          606,283        2,736,939          205,861
                                                    -----------------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               --               --               --               --
      Payable for collateral on securities loaned
        (Note A)                                               --           21,345            6,849            2,200
      Payable for securities purchased                      1,585            3,485           47,593              827
      Payable for variation margin (Note A)                   111               --               --               --
      Payable to investment manager (Note B)                   57              243              945               85
      Accrued expenses                                         47              106              159               33
                                                    -----------------------------------------------------------------
                                                            1,800           25,179           55,546            3,145
                                                    -----------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $      91,362    $     581,104    $   2,681,393    $     202,716
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $      74,414    $     452,927    $   2,133,693    $     157,618
      Net unrealized appreciation in value of
        investment securities, option contracts
        written, financial futures contracts,
        translation of assets and liabilities in
        foreign currencies, and foreign currency
        contracts                                          16,948          128,177          547,700           45,098
                                                    -----------------------------------------------------------------
NET ASSETS                                          $      91,362    $     581,104    $   2,681,393    $     202,716
                                                    -----------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $      75,768    $     472,395    $   2,174,689    $     160,522
Non-controlled affiliated issuers                              --               --               --               --
                                                    -----------------------------------------------------------------
      Total cost of investments                     $      75,768    $     472,395    $   2,174,689    $     160,522
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------


                                                              EQUITY MANAGERS TRUST
                                                    ------------------------------------------
                                                       FOCUS         GENESIS        GUARDIAN
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $     6,257    $     1,444    $    38,991
      Dividend income -- non-controlled affiliated
        issuers                                              12             --            888
      Interest income                                       611            517          7,768
      Foreign taxes withheld (Note A)                       (28)            --           (239)
                                                    ------------------------------------------
        Total income                                      6,852          1,961         47,408
                                                    ------------------------------------------
    Expenses:
      Investment management fee (Note B)                  3,096          1,538         15,220
      Accounting fees                                         5              5              5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    5              1             13
      Auditing fees                                          21             11             25
      Custodian fees (Note B)                               148             64            512
      Insurance expense                                      12              2             64
      Legal fees                                              8             19              9
      Trustees' fees and expenses                             9              5             37
      Miscellaneous                                          --             10             --
                                                    ------------------------------------------
        Total expenses                                    3,304          1,655         15,885
      Fee waived by the investment manager (Note
        B)                                                   --           (184)            --
                                                    ------------------------------------------
        Total net expenses                                3,304          1,471         15,885
                                                    ------------------------------------------
        Net investment income (loss)                      3,548            490         31,523
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      112,150          2,792        278,687
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --             --        (48,143)
    Net realized loss on option contracts written
      (Note A)                                             (643)            --         (2,991)
    Net realized loss on financial futures
      contracts (Note A)                                     --             --             --
    Net realized gain on foreign currency
      transactions (Note A)                                  --             --             --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                        131,395         32,610      1,018,651
    Change in net unrealized depreciation of
      financial futures contracts (Note A)                   --             --             --
                                                    ------------------------------------------
        Net gain on investments                         242,902         35,402      1,246,204
                                                    ------------------------------------------
        Net increase in net assets resulting from
          operations                                $   246,450    $    35,892    $ 1,277,727
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1997 (Unaudited)
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS                   EQUITY MANAGERS TRUST
                                                       TRUST       -------------------------------------------------
                                                    ------------                                         SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS       RESPONSIVE
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                    ----------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $       245      $       1,577     $     14,625    $      1,358
      Dividend income -- non-controlled affiliated
        issuers                                              --                 --               --              --
      Interest income                                       119                191            2,544             252
      Foreign taxes withheld (Note A)                       (30)               (14)             (39)             (2)
                                                    ----------------------------------------------------------------
        Total income                                        334              1,754           17,130           1,608
                                                    ----------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                    295              1,536            5,424             497
      Accounting fees                                         5                  5                5               5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    5                  5                9               3
      Auditing fees                                          15                 17               22              10
      Custodian fees (Note B)                                79                121              199              42
      Insurance expense                                       1                  7               22               2
      Legal fees                                             16                 13                9              10
      Trustees' fees and expenses                             6                  5               14               4
      Miscellaneous                                           1                 --               --              --
                                                    ----------------------------------------------------------------
        Total expenses                                      423              1,709            5,704             573
      Fee waived by the investment manager (Note
        B)                                                   --                 --               --              --
                                                    ----------------------------------------------------------------
        Total net expenses                                  423              1,709            5,704             573
                                                    ----------------------------------------------------------------
        Net investment income (loss)                        (89)                45           11,426           1,035
                                                    ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                        1,102             64,034          151,459           3,304
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --                 --               --              --
    Net realized loss on option contracts written
      (Note A)                                               --                 --               --              --
    Net realized loss on financial futures
      contracts (Note A)                                   (107)                --               --              --
    Net realized gain on foreign currency
      transactions (Note A)                                 158                 --               --              --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                         10,509             45,541          319,744          21,855
    Change in net unrealized depreciation of
      financial futures contracts (Note A)                 (205)                --               --              --
                                                    ----------------------------------------------------------------
        Net gain on investments                          11,457            109,575          471,203          25,159
                                                    ----------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $    11,368      $     109,620     $    482,629    $     26,194
                                                    ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                             EQUITY MANAGERS
                                                                  TRUST

                                                    FOCUS                      GENESIS
                                                  PORTFOLIO                   PORTFOLIO
                                           Six Months                  Six Months
                                             Ended          Year         Ended          Year
                                          February 28,     Ended      February 28,     Ended
                                              1997       August 31,       1997       August 31,
(000'S OMITTED)                           (UNAUDITED)       1996      (UNAUDITED)       1996
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     3,548   $     11,390  $       490   $       471
    Net realized gain on investments          111,507         51,701        2,792         5,660
    Change in net unrealized
      appreciation (depreciation) of
      investments                             131,395        (21,728)      32,610        27,635
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        246,450         41,363       35,892        33,766
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  96,472        231,514      222,919       110,968
    Reductions                               (126,011 )     (119,679)      (7,755 )     (27,030 )
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (29,539 )      111,835      215,164        83,938
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         216,911        153,198      251,056       117,704
NET ASSETS:
    Beginning of period                     1,122,371        969,173      259,864       142,160
                                          ------------------------------------------------------
    End of period                         $ 1,339,282   $  1,122,371  $   510,920   $   259,864
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                               EQUITY MANAGERS             GLOBAL MANAGERS             EQUITY MANAGERS
                                                    TRUST                       TRUST                       TRUST

                                                   GUARDIAN                 INTERNATIONAL                 MANHATTAN
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                           Six Months                  Six Months                  Six Months
                                             Ended          Year         Ended          Year         Ended          Year
                                          February 28,     Ended      February 28,     Ended      February 28,     Ended
                                              1997       August 31,       1997       August 31,       1997       August 31,
                                          (UNAUDITED)       1996      (UNAUDITED)       1996      (UNAUDITED)       1996
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    31,523   $     97,934  $      (89  ) $       233   $        45   $       829
    Net realized gain on investments          227,553        307,410       1,153            609        64,034        59,509
    Change in net unrealized
      appreciation (depreciation) of
      investments                           1,018,651       (111,192)     10,304          3,964        45,541       (74,167 )
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations      1,277,727        294,152      11,368          4,806       109,620       (13,829 )
                                          ----------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 284,106      1,540,028      29,279         30,618        26,138        70,833
    Reductions                               (247,476 )     (214,834)     (6,268  )      (4,847 )    (122,080 )    (134,984 )
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests       36,630      1,325,194      23,011         25,771       (95,942 )     (64,151 )
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       1,314,357      1,619,346      34,379         30,577        13,678       (77,980 )
NET ASSETS:
    Beginning of period                     6,232,542      4,613,196      56,983         26,406       567,426       645,406
                                          ----------------------------------------------------------------------------------
    End of period                         $ 7,546,899   $  6,232,542  $   91,362    $    56,983   $   581,104   $   567,426
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                             EQUITY MANAGERS
                                                                  TRUST

                                                                               SOCIALLY
                                                   PARTNERS                   RESPONSIVE
                                                  PORTFOLIO                   PORTFOLIO
                                           Six Months                  Six Months
                                             Ended          Year         Ended          Year
                                          February 28,     Ended      February 28,     Ended
                                              1997       August 31,       1997       August 31,
(000'S OMITTED)                           (UNAUDITED)       1996      (UNAUDITED)       1996
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    11,426   $     23,394  $     1,035   $     1,307
    Net realized gain on investments          151,459        240,765        3,304        11,385
    Change in net unrealized
      appreciation (depreciation) of
      investments                             319,744        (30,217)      21,855         9,035
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        482,629        233,942       26,194        21,727
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 291,119        309,196       23,082        45,974
    Reductions                                (91,958 )     (167,061)      (5,045 )      (5,963 )
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      199,161        142,135       18,037        40,011
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         681,790        376,077       44,231        61,738
NET ASSETS:
    Beginning of period                     1,999,603      1,623,526      158,485        96,747
                                          ------------------------------------------------------
    End of period                         $ 2,681,393   $  1,999,603  $   202,716   $   158,485
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), Neuberger& Berman Partners Portfolio ("Partners"), and Neuberger&Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger&Berman International Portfolio ("International," formerly International Portfolio) is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These seven aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). The trustees of Global changed the name of International Portfolio to Neuberger&Berman International Portfolio, effective November 1, 1995. Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in Managers Trust. Global currently has only one Portfolio.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. The Portfolios, with the exception of International which has no specific limitation, have restrictions limiting the portion of their net assets which may be committed to these types of contracts to 5% of their net assets. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Portfolio is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Portfolio of Managers Trust and Global also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends and capital gains derived by Global are not subject to taxes in that jurisdiction.
7) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by that Portfolio on a straight-line basis over a five-year period. At February 28, 1997, the unamortized balance of such expenses amounted to $12,399, $2,733, $36,364, $26,648, $13,840,
   $25,205, and $13,745, for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively.
9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
10) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

    Summary of option transactions for the six months ended February 28, 1997:

                                                 VALUE WHEN
FOCUS                                 NUMBER       WRITTEN
------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96              0     $         0
CONTRACTS WRITTEN                      4,100       1,346,615
CONTRACTS EXPIRED                          0               0
CONTRACTS EXERCISED                   (1,000 )      (313,679)
CONTRACTS CLOSED                      (2,500 )      (907,240)
                                     -----------------------
CONTRACTS OUTSTANDING 2/28/97            600     $   125,696
                                     -----------------------

                                                       VALUE WHEN
GUARDIAN                               NUMBER           WRITTEN
------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96                 0       $          0
CONTRACTS WRITTEN                        15,000          4,499,828
CONTRACTS EXPIRED                             0                  0
CONTRACTS EXERCISED                      (5,000)        (1,568,397)
CONTRACTS CLOSED                         (5,000)        (1,783,970)
                                     -----------------------------
CONTRACTS OUTSTANDING 2/28/97             5,000       $  1,147,461
                                     -----------------------------

11) FINANCIAL FUTURES CONTRACTS: International may buy and sell financial futures contracts for hedging and non-hedging purposes; Socially Responsive may buy and sell financial futures contracts for hedging purposes only. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolio as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term and may affect the timing of some capital gains and losses realized by the Portfolio. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
       At February 28, 1997, open positions in financial futures contracts for International were as follows:

                                                                         UNREALIZED
EXPIRATION                           OPEN CONTRACTS   POSITION          DEPRECIATION
---------------------------------------------------------------------
                                     45 Nikkei
March 1997                           Futures          Long             $     348,475

      At February 28, 1997, International had deposited $305,000 U.S. Treasury Bills, 4.85% - 4.96%, due 3/20/97 and 3/27/97, respectively, in a segregated account to cover margin requirements on open financial futures contracts.
12) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger& Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The

    Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the six months ended February 28, 1997, Focus, Guardian, Manhattan, Partners, and Socially Responsive lent securities to Neuberger. At February 28, 1997, cash collateral received by Focus, Guardian, Manhattan, Partners, and Socially Responsive was equal to or in excess of 100% of the market value of the loaned securities.
13) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- ADMINISTRATION AND ADVISORY/MANAGEMENT FEES AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis and International) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Management has voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Fund to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis, effective May 1, 1995. International pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   Prior to November 1, 1995, International had retained BNP-N&B Global Asset Management L.P. ("BNP-N&B Global"), a partnership jointly owned by Banque Nationale de Paris ("BNP") and Neuberger, as its investment adviser. For such investment advisory services, International paid BNP-N&B Global a fee at the annual rate of 0.50% of the first $250 million of that Portfolio's average daily net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, and 0.425% of average daily net assets in excess of $750 million. Additionally, under a separate Administration Agreement (the "Portfolio Administration Agreement"), which was in effect through October 31, 1995, International had retained Management to provide certain administrative services. Pursuant to the Portfolio Administration Agreement, International paid Management a fee at the annual rate of 0.10% of the first $250 million of that Portfolio's average daily net assets, 0.08% of the next $250 million, 0.06% of the next $250 million, and 0.04% of average daily net assets in excess of $750 million. The minimum administration fee was $100,000 per annum.
   Prior to November 1, 1995, BNP-N&B Global had voluntarily undertaken to reimburse International for its operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") that exceeded 0.70% per annum of that Portfolio's average daily net assets. Effective November 1, 1995, the above expense limitation was terminated.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees was a reduction of $939, $4,158, $1,595, $731, $895, and $287 for Focus, Genesis, Guardian, International, Partners, and Socially Responsive, respectively, which is less than .01% of each Portfolio's average daily net assets.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1997, there were purchase and sale transactions (excluding short-term securities, forward foreign currency contracts, financial futures contracts, and option contracts written) as follows:

                                        PURCHASES          SALES
---------------------------------------------------------------------
FOCUS                                $   530,416,045  $   518,273,318
GENESIS                                  237,149,179       35,908,529
GUARDIAN                               1,616,370,266    1,397,631,626
INTERNATIONAL                             29,891,527        8,375,590
MANHATTAN                                126,828,594      227,455,028
PARTNERS                               1,006,818,489      742,840,515
SOCIALLY RESPONSIVE                       60,285,463       40,655,492

   At February 28, 1997, International had entered into various contracts to deliver currencies at specified future dates. Open contracts were as follows:

                                                                                                               NET
                                      CONTRACTS TO      IN EXCHANGE      SETTLEMENT                        UNREALIZED
SALES                                    DELIVER            FOR             DATE             VALUE        APPRECIATION
--------------------------------------------------------------------------------------
German Mark                               1,545,900   $    1,000,000           4/4/97   $       918,766  $      81,234

French Franc                              5,244,500        1,000,000           4/4/97           922,818         77,182

Swiss Franc                               1,361,000        1,000,000          5/14/97           930,480         69,520

German Mark                               1,573,600        1,000,000          5/14/97           937,615         62,385

French Franc                              5,313,000        1,000,000          5/14/97           937,167         62,833

Swedish Krona                            14,112,000        2,000,000          5/22/97         1,886,998        113,002

German Mark                               2,450,550        1,500,000          5/30/97         1,461,610         38,390

French Franc                              5,177,800          916,425          6/18/97           915,317          1,108

Italian Lira                              1,543,000          924,229          6/18/97           907,409         16,820
                                                      ---------------                   ---------------  ---------------
                                                      $   10,340,654                    $     9,818,180  $     522,474
                                                      ---------------                   ---------------  ---------------

   During the six months ended February 28, 1997, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                        NEUBERGER      OTHER BROKERS        TOTAL
--------------------------------------------------------------------------------------
FOCUS                                $      643,449   $       552,787  $     1,196,236
GENESIS                                     216,560           129,043          345,603
GUARDIAN                                  2,261,803         1,712,015        3,973,818
INTERNATIONAL                                 2,657           101,578          104,235
MANHATTAN                                   274,937           119,821          394,758
PARTNERS                                  1,782,038           612,466        2,394,504
SOCIALLY RESPONSIVE                         101,505            32,828          134,333

   In addition, Neuberger's share of the total interest income earned for the six months ended February 28, 1997 from the collateralization of securities loaned to or through Neuberger was $242,525, $1,338,584, $336,304, $214,684, and
$11,117, for Focus, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE D -- LINE OF CREDIT:
   Genesis has an unsecured $20,000,000 bank line of credit with State Street Bank and Trust Company to be used only as a temporary measure for extraordinary or emergency purposes. Borrowings under this agreement bear interest at the overnight Federal Funds Rate plus .75% per annum. For this line of credit, Genesis has been assessed a facility fee of .1% annually of the available line of credit paid quarterly in arrears. No compensating balances are required. There were no loans outstanding pursuant to this line of credit at February 28, 1997, nor has Genesis utilized this line of credit at anytime to date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

FOCUS

                                      BALANCE OF      GROSS                   BALANCE OF
                                     SHARES HELD    PURCHASES  GROSS SALES   SHARES HELD       VALUE
                                      AUGUST 31,       AND         AND       FEBRUARY 28,   FEBRUARY 28,
NAME OF ISSUER:                          1996       ADDITIONS  REDUCTIONS        1997           1997
--------------------------------------------------------------------------------------------------------
DT Industries                              0         640,000        0          640,000      $18,880,000

GUARDIAN

                                     BALANCE OF      GROSS      GROSS       BALANCE OF
                                     SHARES HELD   PURCHASES    SALES      SHARES HELD       VALUE
                                     AUGUST 31,       AND        AND       FEBRUARY 28,   FEBRUARY 28,
NAME OF ISSUER:                         1996       ADDITIONS  REDUCTIONS       1997           1997
------------------------------------------------------------------------------------------------------
ADVANTA Corp. Class B                   857,000    2,543,000          0     3,400,000     $136,425,000

Coltec Industries                     4,778,900      73,500           0     4,852,400      88,556,300

Fingerhut Cos.**                      3,241,700           0   1,335,200     1,906,500      27,882,563

Foundation Health                     3,020,000    1,560,000          0     4,580,000     172,895,000

Healthsource Inc.                     4,190,000           0   4,190,000             0               0
Hospitality Properties Trust**        1,442,600           0   1,012,200       430,400      13,934,200

J & L Specialty Steel                 3,278,200      10,000   3,288,200             0               0

USFreightways Corp.**                 1,257,000           0           0     1,257,000      30,325,125

UCAR International                            0    2,671,900          0     2,671,900     114,891,700

Zeigler Coal Holding                  1,702,000           0           0     1,702,000      43,188,250

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT FEBRUARY 28, 1997, THESE SECURITIES WERE NO LONGER AFFILIATED ISSUERS.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  EQUITY MANAGERS TRUST
                                                 FOCUS                                                GENESIS
                                               PORTFOLIO                                             PORTFOLIO
                                                                         Period
                                                                         from
                           Six                                           August      Six
                          Months                                         2,         Months
                          Ended                                          1993(1)    Ended
                         February                                         to       February
                           28,                                           August      28,
                           1997           Year Ended August 31,          31,         1997            Year Ended August 31,
                         (UNAUDITED)    1996        1995       1994      1993      (UNAUDITED)    1996        1995        1994
                         -------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Expenses                 .53%(2)       .54%        .57%      .58%     .58%(2)      .80%(2)(3)      .85%(3)     .94%(3)     .98%
                         -------------------------------------------------------------------------------------------------------
    Net Investment
     Income                  .57%(2)      1.04%       1.05%     1.16%    1.46%(2)      .27%(2)(3)      .27%(3)     .25%(3)     .18%
                         -------------------------------------------------------------------------------------------------------
Portfolio Turnover
 Rate                         42%           39%         36%       52%       4%          10%           21%         37%         63%
                         -------------------------------------------------------------------------------------------------------
Average Commission
 Rate Paid               $0.0569       $0.0578          --        --       --      $0.0577       $0.0576          --          --
                         -------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (in millions)    $1,339.3     $1,122.4      $969.2     $645.0    $574.0     $510.9        $259.9      $142.2      $138.6
                         -------------------------------------------------------------------------------------------------------


                       Period
                        from
                       August
                         2,
                       1993(1)
                         to
                       August
                         31,
                        1993

RATIOS TO AVERAGE NET
 ASSETS:
    Expenses             1.07%(2)

    Net Investment
     Income               .37%(2)

Portfolio Turnover
 Rate                       3%

Average Commission
 Rate Paid                 --

Net Assets, End of
 Period (in millions)  $118.6


1) The date investment operations commenced.

2) Annualized.

3) Had Management not waived a portion of the management fee, the annualized ratios to average daily net assets would have been:

                       Six Months Ended    Year Ended
                         February 28,      August 31,
GENESIS                      1997        1996      1995
-------------------------------------------------------
Expenses                     .90%        .95%      .97%
Net Investment Income        .17%        .17%      .22%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            EQUITY MANAGERS TRUST                     GLOBAL MANAGERS TRUST
                                                                  GUARDIAN                                INTERNATIONAL
                                                                  PORTFOLIO                                 PORTFOLIO
                                                                                            Period
                                                                                            from
                                              Six                                           August      Six
                                             Months                                         2,         Months
                                             Ended                                          1993(1)    Ended         Year
                                            February                                         to       February      Ended
                                              28,                                           August      28,         August
                                              1997           Year Ended August 31,          31,         1997         31,
                                            (UNAUDITED)    1996        1995       1994      1993      (UNAUDITED)    1996
                                            -------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                    .46%(2)       .46%        .48%      .50%     .51%(2)     1.22%(2)      1.37%(3)
                                            -------------------------------------------------------------------------------
    Net Investment Income (Loss)                .91%(2)      1.72%       1.72%     1.66%    2.45%(2)     (.26%)(2)      .58%(3)
                                            -------------------------------------------------------------------------------
Portfolio Turnover Rate                          20%           37%         26%       24%       3%          13%           45%
                                            -------------------------------------------------------------------------------
Average Commission Rate Paid                $0.0538       $0.0580          --        --       --      $0.0162       $0.0150
                                            -------------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $7,546.9     $6,232.5     $4,613.2    $2,480.3  $1,777.6    $91.4         $57.0
                                            -------------------------------------------------------------------------------


                                                      Period
                                                       from
                                                       June
                                                        15,
                                                      1994(1)
                                                        to
                                                      August
                                                        31,
                                           1995        1994

RATIOS TO AVERAGE NET ASSETS:
    Expenses                                  .70%(3)    .70%(2)(3)

    Net Investment Income (Loss)             1.74%(3)   1.63%(2)(3)

Portfolio Turnover Rate                        41%         5%

Average Commission Rate Paid                   --         --

Net Assets, End of Period (in millions)     $26.4       $6.1


1) The date investment operations commenced.

2) Annualized.

3) After reimbursement of expenses by BNP-N&B Global as described in Note B of Notes to Financial Statements. Had BNP-N&B Global not undertaken such action, the annualized ratios to average daily net assets would have been:

                                            Period from
                                              June 15,
                           Year Ended         1994(1)
                           August 31,      to August 31,
INTERNATIONAL            1996     1995          1994
---------------------------------------------------------
Expenses                 1.49%    2.24%     2.50%
Net Investment Income    .46%     .20%      (.17%  )

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         EQUITY MANAGERS TRUST
                                                                  MANHATTAN                                 PARTNERS
                                                                  PORTFOLIO                                 PORTFOLIO
                                                                                            Period
                                                                                            from
                                              Six                                           August      Six
                                             Months                                         2,         Months
                                             Ended                                          1993(1)    Ended         Year
                                            February                                         to       February      Ended
                                              28,                                           August      28,         August
                                              1997           Year Ended August 31,          31,         1997         31,
                                            (UNAUDITED)    1996        1995       1994      1993      (UNAUDITED)    1996
                                            -------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                    .59%(2)       .58%        .59%      .59%     .59%(2)      .49%(2)       .51%
                                            -------------------------------------------------------------------------------
    Net Investment Income                       .02%(2)       .13%        .42%      .53%     .55%(2)      .99%(2)      1.26%
                                            -------------------------------------------------------------------------------
Portfolio Turnover Rate                          22%           53%         44%       50%       3%          33%           96%
                                            -------------------------------------------------------------------------------
Average Commission Rate Paid                $0.0587       $0.0373          --        --       --      $0.0480       $0.0494
                                            -------------------------------------------------------------------------------
Net Assets, End of Period (in millions)      $581.1        $567.4      $645.4     $521.7    $536.8    $2,681.4     $1,999.6
                                            -------------------------------------------------------------------------------


                                                                  Period
                                                                  from
                                                                  August
                                                                  2,
                                                                  1993(1)
                                                                   to
                                                                  August
                                                                  31,
                                           1995        1994       1993

RATIOS TO AVERAGE NET ASSETS:
    Expenses                                  .53%        .54%     .54%(2)

    Net Investment Income                    1.13%        .75%    1.19%(2)

Portfolio Turnover Rate                        98%         75%       8%

Average Commission Rate Paid                   --          --       --

Net Assets, End of Period (in millions)   $1,623.5    $1,340.3    $1,182.1


1) The date investment operations commenced.

2) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       EQUITY MANAGERS TRUST
                                                        SOCIALLY RESPONSIVE
                                                             PORTFOLIO
                                                                                  Period
                                                                                  from
                                              Six                                 March
                                             Months                                14,
                                             Ended                                1994(1)
                                            February                               to
                                              28,         Year Ended August       August
                                              1997               31,              31,
                                            (UNAUDITED)    1996        1995       1994
                                            -------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                    .63%(2)       .65%        .68%     .69%(2)
                                            -------------------------------------------
    Net Investment Income                      1.15%(2)      1.02%       1.18%    1.33%(2)
                                            -------------------------------------------
Portfolio Turnover Rate                          23%           53%         58%      14%
                                            -------------------------------------------
Average Commission Rate Paid                $0.0575       $0.0587          --       --
                                            -------------------------------------------
Net Assets, End of Period (in millions)      $202.7        $158.5       $96.7     $70.7
                                            -------------------------------------------

1) The date investment operations commenced.

2) Annualized.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264
SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Neuberger&Berman Management Inc., Neuberger&Berman Focus Fund, Neuberger&Berman Genesis Fund, Neuberger&Berman Guardian Fund, Neuberger&Berman International Fund, Neuberger&Berman Manhattan Fund, Neuberger&Berman Partners Fund, and Neuberger&Berman Socially Responsive Fund are registered service marks of Neuberger&Berman Management Inc.
-C- 1997 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/
NEUBERGER&BERMAN EQUITY FUNDS
Stanley Egener                               GLOBAL MANAGERS TRUST
 CHAIRMAN OF THE BOARD AND TRUSTEE           Stanley Egener
Lawrence Zicklin                               CHAIRMAN OF THE BOARD AND TRUSTEE
 PRESIDENT AND TRUSTEE                       Lawrence Zicklin
Faith Colish                                   PRESIDENT
 TRUSTEE                                     Howard A. Mileaf
Donald M. Cox                                  TRUSTEE
 TRUSTEE                                     John T. Patterson, Jr.
Alan R. Gruber                                 TRUSTEE
 TRUSTEE                                     John P. Rosenthal
Howard A. Mileaf                               TRUSTEE
 TRUSTEE                                     Daniel J. Sullivan
Edward I. O'Brien                              VICE PRESIDENT
 TRUSTEE                                     Michael J. Weiner
John T. Patterson, Jr.                         VICE PRESIDENT
 TRUSTEE                                     Richard Russell
John P. Rosenthal                              TREASURER
 TRUSTEE                                     Claudia A. Brandon
Cornelius T. Ryan                              SECRETARY
 TRUSTEE                                     Barbara DiGiorgio
Gustave H. Shubert                             ASSISTANT TREASURER
 TRUSTEE                                     Jacqueline Henning
Daniel J. Sullivan                             ASSISTANT TREASURER
 VICE PRESIDENT                              Celeste Wischerth
Michael J. Weiner                              ASSISTANT TREASURER
 VICE PRESIDENT                              Stacy Cooper-Shugrue
Richard Russell                                ASSISTANT SECRETARY
 TREASURER                                   Lenore Joan McCabe
Claudia A. Brandon                             ASSISTANT SECRETARY
 SECRETARY                                   C. Carl Randolph
Barbara DiGiorgio                              ASSISTANT SECRETARY
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

90
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
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
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
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

NEUBERGER&BERMAN MANAGEMENT INC.-Registered Trademark-
     605 THIRD AVENUE 2ND FLOOR
     NEW YORK, NY 10158-0180
     SHAREHOLDER SERVICES
     800.877.9700
     INSTITUTIONAL SERVICES
     800.366.6264

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.
Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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NBESAR020297